UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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ConocoPhillips

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF

2004

ANNUAL SHAREHOLDERS MEETING

MAY 5, 2004

and

PROXY

STATEMENT

Wednesday

May 5, 2004

10:30 a.m. local time

Omni Houston Hotel

Westside

13210 Katy Freeway

Houston, Texas 77079

March 29, 2004

Dear ConocoPhillips Shareholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Shareholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas on Wednesday, May 5, 2004 at 10:30 a.m.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please either complete and return the enclosed proxy card in the accompanying envelope or submit your proxy using the Internet or telephone procedures provided on the proxy card. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. ConocoPhillips’ 2003 Annual Report to Shareholders is either enclosed with these materials or has previously been mailed to you.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2003, followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 5.

Sincerely,

J. J. Mulva President and Chief Executive Officer	Archie W. Dunham Chairman of the Board

CONOCOPHILLIPS

600 North Dairy Ashford

Houston, Texas 77079

PROXY STATEMENT

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

Time	10:30 a.m. on Wednesday, May 5, 2004

Place	Omni Houston Hotel Westside
13210 Katy Freeway
Houston, Texas 77079

Items of Business:

•	To elect six Directors (page 7);

•	To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for 2004 (page 34);

•	To approve the 2004 Omnibus Stock and Performance Incentive Plan (page 36);

•	To consider and vote on three shareholder proposals (pages 43-48); and

•	To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a shareholder of record as of March 10, 2004.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

•	Over the Internet,

•	By telephone, or

•	By mail.

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to shareholders on or about March 31, 2004.

By Order of the Board of Directors

E. Julia Lambeth

Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of ConocoPhillips is soliciting your vote at the 2004 Annual Meeting of ConocoPhillips’ shareholders.

What am I voting on?

You are voting on:

•	The election of directors (see page 7);

•	The ratification of Ernst & Young LLP as ConocoPhillips’ independent auditors for 2004 (see page 34);

•	The approval of our 2004 Omnibus Stock and Performance Incentive Plan (see page 36);

•	The consideration of three shareholder proposals (see pages 43 – 48); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the Director’s proposal to elect nominated Directors;

•	FOR the Director’s proposal to ratify Ernst & Young LLP as ConocoPhillips’ independent auditors for 2004;

•	FOR the Director’s proposal to approve our 2004 Omnibus Stock and Performance Incentive Plan; and

•	AGAINST the three shareholder proposals.

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 10, 2004. Each share of common stock is entitled to one vote. As of March 10, 2004, we had 710,994,051 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 10, 2004, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting other than the approval of our 2004 Omnibus Stock and Performance Incentive Plan. The rules of the New York Stock Exchange require that shares representing over 50% in interest of our outstanding common stock vote on the proposal. Broker non-votes are not considered to be “voting” on the approval of the plan.

How many votes are needed to approve each of the proposals?

The nominees for election as directors at the Annual Meeting who receive the highest number of “FOR” votes will be elected as directors. This is called plurality voting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares FOR all the nominees for director named in this proxy statement.

All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. In addition, under the rules of the New York Stock Exchange, more than 50% of all outstanding common stock must vote on the approval of our 2004 Omnibus Stock and Performance Incentive Plan in order for it to be approved. Broker non-votes will not be counted as votes cast on this matter.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

To vote by proxy, you must either:

•	Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	Vote by telephone (instructions are on the proxy card), or

•	Vote by Internet (instructions are on the proxy card).

If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	Fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope, or

•	Vote by telephone (instructions are on the voting instruction form).

You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting,

•	Sending our Corporate Secretary a written document revoking your earlier proxy,

•	Voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 4, 2004, or

•	Voting again at the meeting.

Who counts the votes?

We have hired Mellon Investor Services LLC, our transfer agent, to count the votes represented by proxies cast by ballot, telephone, and the Internet. Employees of Mellon Investor Services will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of Ernst & Young LLP as our independent auditors for 2004 are considered routine matters.

For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker may return the proxy card without voting on that proposal. This is a broker non-vote. The approval of our 2004 Omnibus Stock and Performance Incentive Plan and votes in connection with the three shareholder proposals are not considered routine matters.

If you hold your shares through one of ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) will be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted FOR the nominee directors listed on the card, FOR the ratification of Ernst & Young LLP as ConocoPhillips’ independent auditors for 2004, FOR the approval of the 2004 Omnibus and Stock Performance Incentive Plan and AGAINST each of the three shareholder proposals.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

The Annual Meeting is open to all holders of ConocoPhillips common stock. Each shareholder is permitted to bring one guest.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This proxy statement and the 2004 annual report are available on our website at www.conocophillips.com. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, please contact Mellon Investor Services at 1-800-356-0066 (from the United States, Canada and Puerto Rico), at 1-201-329-8660 (from all other locations) or via the Internet at https:\\vault.melloninvestor.com\isd.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

Our Board of Directors currently has 16 members. Our Board is classified into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Shareholders held in the year in which the term for their class expires.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

How are directors compensated?

Directors who are ConocoPhillips employees receive no additional compensation for serving on the Board of Directors. Compensation for non-employee directors consists of equity and cash.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $90,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse three years after the date of grant or in the earlier event of retirement, disability, death, or upon a change of control. Directors forfeit the units if their service terminates for any other reason before the restrictions lapse. Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. One year prior to the date the restrictions on the units would otherwise lapse, directors can elect upon the lapsing of the restrictions to delay settlement of the restricted stock units until retirement from the Board, to receive a cash payment equal to the value of the units at the market value of ConocoPhillips stock, or to have the value of the units credited to the director’s deferred compensation account.

Directors who were formerly directors of Conoco or Phillips also hold restricted stock and/or restricted stock units that were received as part of their compensation for service on those boards. The service requirements of shares or units that were granted after the announcement of the merger, November 18, 2001, will be satisfied by continued service on the ConocoPhillips Board.

Former Conoco directors received grants of restricted stock units both upon initial election to the Conoco board and on an annual basis. All restricted stock units are currently vested. The restrictions on the restricted stock units granted upon initial election to the Conoco board lapsed in June 2003 for directors elected in 2000, and will lapse in August 2006 for directors initially elected in 2001. The restrictions on restricted stock units granted annually to Conoco directors lapse three years after the date of grant.

The restrictions on a percentage of the restricted stock and restricted stock units issued prior to January 1, 2003, to former directors of Phillips begin lapsing the year the director reaches age 66. All restrictions will lapse in the year the director reaches age 70. A director may choose to delay the lapsing of the restrictions until retirement from the Board. The director also may elect to have the value of the shares as to which the restrictions have lapsed credited to the director’s deferred compensation account or may receive unrestricted stock.

Cash Compensation

All non-employee directors receive $90,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

Chair of the Audit and Compliance Committee	$15,000
Chair of the Compensation Committee	$10,000
Chair of the other committees	$5,000
All other Audit and Compliance Committee members	$5,000

All cash fees are payable monthly. Directors may elect on an annual basis to receive all or part of their cash compensation in restricted or unrestricted stock, or to have the amount credited to the director’s deferred compensation account. All restrictions placed on stock granted in lieu of cash compensation during a calendar year lapse on the same date as the restrictions lapse on restricted stock units granted for the equity compensation for that year. Due to differences in the tax laws of other countries, the Board at its July 1, 2003, meeting approved modification of the cash compensation for directors who are taxed under the laws of other countries. With regard to Mr. Auchinleck, who is taxed under the laws of Canada, the Board approved payment of his cash compensation for the remainder of 2003 in restricted stock units, the restrictions of which would lapse only upon retirement, death, or loss of office. Effective in 2004, Canadian directors (currently, only Mr. Auchinleck) will be able to elect to receive cash compensation either in cash or in restricted stock units, redeemable only upon retirement, death, or loss of office.

Deferral of Compensation

Directors can elect to defer their cash compensation and the value of the restricted stock and restricted stock units for which restrictions have lapsed. Deferred amounts are deemed to be invested in various mutual funds selected by the director.

Compensation deferred prior to January 1, 2003, by former directors of Conoco and of Phillips continues to be deferred and is deemed to be invested as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003, and by former directors of Phillips prior to January 1, 2003, is funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003, is not funded.

Charitable Gift Programs

The Board adopted a charitable gift program for directors, which is a modification and continuation of the charitable gift programs of both Conoco and Phillips. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from us of up to $1 million upon their death. Directors are vested in the program after one year of service. The donations will be payable over five years following the death of a director. These programs may be funded through the purchase of life insurance policies on the lives of the directors. The company is the owner and beneficiary of all insurance policies purchased to fund the programs.

Directors’ Matching Gift Program

All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program, which provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under section 501(c)(3) of the Internal Revenue Code.

Stock Ownership

Directors are expected to own stock with a value equivalent to five times their annual equity compensation, or $450,000 at current compensation levels, and are expected to reach this level of target ownership within five years of joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

How often did the Board meet in 2003?

The ConocoPhillips Board of Directors met 8 times in 2003. Each director attended at least 75% of the Board meetings and the meetings of the committees on which he or she served except Mr. Reilly who attended 50% of the aggregate Board and Committee meetings. Due to prior commitments at the time the 2003 meeting schedule was set by the Board, Mr. Reilly was unable to attend 3 of the 8 Board meetings and the committee meetings held on those occasions.

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

The Class II directors standing for election this year to hold office until the 2007 Annual Meeting of Shareholders and until his or her successor is elected are:

David L. Boren, 62, Director since August 2002
•	Director of Phillips from 1994 to 2002
•	President of the University of Oklahoma since November 1994
•	Former United States Senator from the State of Oklahoma
•	Member of the Board of:
•	AMR Corporation
•	Texas Instruments Incorporated
•	Torchmark Corporation

James E. Copeland, Jr., 59, Director since February 2004
•	CEO of Deloitte & Touche from 1999 to 2003
•	Member of the Board of Directors of:
•	Coca-Cola Enterprises
•	Equifax
•	Senior Fellow for Corporate Governance with U.S. Chamber of Commerce.
•	Global Scholar with the Robinson School of Business at Georgia State University

Kenneth M. Duberstein, 59, Director since August 2002
•	Director of Conoco from 2000 to 2002
•	Chairman and CEO of the Duberstein Group, a strategic planning and consulting company, since 1989
•	White House Chief of Staff and Deputy Chief of Staff to President Ronald Reagan and Deputy Under Secretary of Labor during the Ford Administration
•	Member of the Board of:
•	The Boeing Company
•	Fannie Mae
•	Fleming Companies, Inc.
•	The St. Paul Companies, Inc.

Ruth R. Harkin, 59, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Senior Vice President, International Affairs and Government Relations of United Technologies Corporation and Chair of United Technologies International, UTC’s international representation arm, since June 1997
•	Former President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997

William R. Rhodes, 68, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Chairman of Citicorp/Citibank since February 2003
•	Senior Vice Chairman of Citigroup Inc. since December 2001
•	Senior Vice Chairman of Citicorp/Citibank from January 2002 to February 2003
•	Vice Chairman of Citigroup, Inc. from March 1999 to December 2001
•	Vice Chairman of Citicorp/Citibank from July 1991 to December 2001

J. Stapleton Roy, 68, Director since August 2002
•	Director of Phillips from 2001 to 2002
•	Managing director of Kissinger Associates, Inc. since January 2001
•	Assistant Secretary of State for Intelligence and Research from 1999 to 2000
•	U.S. Ambassador to:
•	Singapore (from 1984 to 1986)
•	People’s Republic of China (from 1991 to 1995)
•	Indonesia (from 1996 to 1999)
•	Member of the Board of Freeport-McMoRan Copper & Gold Inc.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE DIRECTORS

Who are the directors continuing in office?

Class III Directors — Term Expires in 2005

Archie W. Dunham, 65, Director since August 2002

•	Chairman of the Board of ConocoPhillips since August 2002
•	Director of Conoco from 1998 to 2002
•	President and Chief Executive Officer of Conoco from 1996 to 2002 and Chairman of the Board from 1999 to 2002
•	Member of the Board of:
•	Louisiana-Pacific Corporation
•	Phelps Dodge Corporation
•	Union Pacific Corporation

Norman R. Augustine, 68, Director since August 2002

•	Director of Phillips from 1989 to 2002
•	Chairman of the Board of Directors of Lockheed Martin Corporation from May 1996 through March 1998
•	Chief Executive Officer of Lockheed Martin from January 1996 through July 1997
•	Chief Executive Officer of Martin Marietta Corporation from December 1987 to March 1995.
•	Member of the Board of:
•	The Black & Decker Corporation
•	Lockheed Martin Corporation
•	The Procter & Gamble Company

Larry D. Horner, 69, Director since August 2002

•	Director of Phillips from 1991 to 2002
•	Chairman of Pacific USA Holdings Corporation from August 1994 to June 2001
•	Past Chairman and Chief Executive Officer of KPMG Peat Marwick
•	Member of the Board of:
•	Atlantis Plastics, Inc.
•	Technical Olympic USA, Inc.
•	UTStarcom, Inc.
•	Clinical Data, Inc.

J. J. Mulva, 57, Director since August 2002

•	President and Chief Executive Officer of ConocoPhillips since August 2002
•	Director of Phillips from 1994 to 2002
•	Chairman of the Board of Directors and Chief Executive Officer of Phillips from October 1999 to August 2002
•	Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips from June 1999 to October 1999
•	President and Chief Operating Officer of Phillips from 1994 to June 1999

Charles C. Krulak, 62, Director since August 2002

•	Director of Conoco from 2000 to 2002
•	Executive Vice Chairman and Chief Administration Officer MBNA Corporation since March 2004
•	Chairman and Chief Executive Officer of MBNA Europe Bank Limited from January 2001 to March 2004
•	Senior Vice Chairman of MBNA America from September 1999 through January 2001
•	Commandant of the Marine Corps and member of the Joint Chiefs of Staff from June 1995 to September 1999
•	Holds the Defense Distinguished Service Medal, the Silver Star Medal, the Bronze Star Medal with Combat “V” and two gold stars, the Purple Heart with gold star and the Meritorious Service Medal

Frank A. McPherson, 70, Director since August 2002

•	Director of Conoco from 1998 to 2002
•	Chairman and Chief Executive Officer of Kerr-McGee Corporation from 1983 until February 1997
•	Past Director of Federal Reserve Bank (10th District)
•	Member of the Board of:
•	BOK Financial Corporation
•	Tri-Continental Corporation
•	Seligman Quality Fund, Inc.
•	Seligman Select Municipal Fund, Inc.
•	Seligman Group of Mutual Funds

Class I Directors — Term Expires in 2006

Richard H. Auchinleck, 52, Director since August 2002

•	Director of Conoco from 2001 to 2002
•	President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
•	Chief Operating Officer of Gulf Canada from July 1997 to February 1998
•	Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998
•	Member of the Board of:
•	Sonic Mobility Inc.
•	Enbridge Commercial Trust
•	Telus Corporation

William K. Reilly, 64, Director since August 2002

•	Director of Conoco from 1998 to 2002
•	President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
•	Former Administrator of the U.S. Environmental Protection Agency 1989 to 1993
•	Member of the Board of:
•	E. I. du Pont de Nemours and Company
•	Ionics, Incorporated
•	Royal Caribbean Cruises Ltd.

Victoria J. Tschinkel, 56, Director since August 2002

•	Director of Phillips from 1993 to 2002
•	Director of Florida Nature Conservancy since January 2003
•	Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
•	Former Secretary of the Florida Department of Environmental Regulation

Kathryn C. Turner, 56, Director since August 2002

•	Director of Phillips from 1995 to 2002
•	Chairperson and Chief Executive Officer of Standard Technology, Inc., management technology consulting firm she founded in 1985
•	Member of the Board of:
•	Carpenter Technology Corporation
•	Schering-Plough Corporation
•	Tribune Company

What are the Committees of the Board?

Our Board of Directors has the following committees:

Committee	Members	Principal Functions	Number of Meetings in 2003

Audit and Compliance	Frank A. McPherson* Richard H. Auchinleck James E. Copeland, Jr. Larry D. Horner Kathryn C. Turner

•   Discusses with management, the independent auditors, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•   Monitors the qualifications, independence and performance of our independent auditors and internal auditors.

•   Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our code of business conduct and ethics.

•   Maintains open and direct lines of communication with the Board and our management, internal auditors and independent auditors.

			16

Executive	Archie W. Dunham* Norman R. Augustine Kenneth M. Duberstein Frank A. McPherson J. J. Mulva Victoria J. Tschinkel	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our By-Laws and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.	3

Compensation	Norman R. Augustine* Ruth R. Harkin Charles C. Krulak William R. Rhodes	• Oversees and administers our executive compensation policies, plans and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees.	7

Directors’ Affairs	Kenneth M. Duberstein* Norman R. Augustine Charles C. Krulak J. Stapleton Roy

•   Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

•   Recommends committee assignments to the Board.

•   Reviews and recommends to the Board compensation and benefits policies for our directors.

•   Reviews and recommends to the Board appropriate corporate governance policies and procedures for our company.

•   Conducts an annual assessment of the qualifications and performance of the Board.

•   Annually reviews and reports to the Board on the performance of management and succession planning for the Chief Executive Officer.

			8

Public Policy	Victoria J. Tschinkel* Richard H. Auchinleck David L. Boren William K. Reilly	• Advises the Board of current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	4

*	Committee Chairperson

Do the committees have written charters?

Yes. The charters for our Audit and Compliance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com under the “Corporate Governance” caption.

Corporate Governance Matters and Communications with the Board

The Committee on Directors’ Affairs and our Board have undertaken a comprehensive review of the Company’s governance structure in light of the Sarbanes-Oxley Act of 2002 and new rules adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). In February 2003, the Board approved Corporate Governance Guidelines for the Company, which document many pre-existing policies and practices of the Company and also address issues responsive to the Sarbanes-Oxley Act and the new SEC and NYSE rules. The Corporate Governance Guidelines, posted on the Company’s website under the “Corporate Governance” caption, address the following matters, among others: director qualifications, director responsibilities, Board Committees, director access to officers, employees and independent advisors, director compensation, Board performance evaluations, director orientation and continuing education, CEO evaluation and succession planning. The Corporate Governance Guidelines also contain categorical standards, which are consistent with the standards set forth in the NYSE listing standards, to assist the Board in determining the independence of the Company’s directors. The Board has determined that each director except Messrs. Dunham and Mulva meets the standards regarding independence set forth in the Corporate Governance Guidelines and is free of any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). A copy of our categorical standards is attached to this proxy statement as Appendix A.

Our Corporate Governance Guidelines provide that non-employee directors will meet in executive session at each meeting. The Chairman of the Committee on Directors’ Affairs presides at these meetings. Mr. Duberstein is Chair of the Committee on Directors’ Affairs and is responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings.

The Board of Directors maintains a process for shareholders and interested parties to communicate with the Board. Shareholders may e-mail, call or write to the Board, as more fully described on the Company’s website under the “Corporate Governance” caption. Communications addressed to individual Board members and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the individual addresses. Any communications addressed to the Board of Directors and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to Ken Duberstein, Chairman of the Committee on Directors’ Affairs and Chairman of the non-management director executive sessions.

Recognizing that director attendance at the Company’s Annual Meeting can provide the Company’s shareholders with an opportunity to communicate with Board members about issues affecting the Company, the Company actively encourages its directors to attend the Annual Meeting of Shareholders. In 2003, 13 of the Company’s directors attended the Annual Meeting.

Code of Business Conduct and Ethics

ConocoPhillips has adopted a worldwide Code of Business Conduct and Ethics for Directors and Employees designed to help Directors and employees resolve ethical issues in an increasingly complex global business environment. Our Code of Business Conduct and Ethics applies to all Directors and employees, including the Chief Executive Officer, the Chief Financial Officer, and all Senior Financial Officers. Our Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. Our Code of Business Conduct and Ethics is posted on our website under the “Corporate Governance” caption.

Nominating Processes of the Committee on Directors’ Affairs

The Committee on Directors’ Affairs (the “Committee”) is comprised of four non-employee directors all of whom are independent under NYSE listing standards and our Corporate Governance Guidelines. The Committee identifies, investigates and recommends to the Board director candidates with the goal of creating balance of knowledge, experience and diversity. Generally, the Committee identifies candidates through the personal, business and organizational contacts of the directors and management. Mr. Copeland, who was appointed by the Board of Directors in February 2004 to fill a seat vacated by Randall L. Tobias, was identified as a potential candidate by our Chief Executive Officer and was recommended by the Committee. Potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s businesses. It is the Board’s policy that at all times at least a substantial majority of its members meets the standards of independence promulgated by the NYSE and the SEC and as set forth in the Company’s Corporate Governance Guidelines, and that all members reflect a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, and oil and gas related industries sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on the Company’s behalf, including attending all Board and applicable committee meetings.

The Company’s bylaws permit shareholders to nominate directors for election at an annual shareholders meeting whether or not such nominee is submitted to and evaluated by the Committee on Directors’ Affairs. To nominate a director using this process, the shareholder must follow procedures set forth in the Company’s bylaws. Those procedures require a shareholder to notify the Company’s Secretary of a proposed nominee not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders. The notice to the Secretary should include the following:

•	The nominee’s name, age and business and residence addresses;

•	The nominee’s principal occupation or employment;

•	The class and number of shares of the Company, if any, owned by the nominee;

•	The name and address of the shareholder as they appear on the Company’s books;

•	The class and number of shares of Company stock owned by the shareholder as of the record date for the annual meeting (if this date has been announced) and as of the date of the notice;

•	A representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the candidate specified in the notice;

•	A description of all arrangements or understandings between the shareholder and the nominee; and

•	Any other information regarding the nominee or shareholder that would be required to be included in a proxy statement relating to the election of directors.

The Committee will consider director candidates recommended by shareholders. If a shareholder wishes to recommend a director for nomination by the Committee, he or she should follow the same procedures set forth above for nominations to be made directly by the shareholder. In addition, the shareholder should provide such other information as it may deem relevant to the Committee’s evaluation. Candidates recommended by the Company’s shareholders are evaluated on the same basis as candidates recommended by the Company’s directors, CEO, other executive officers, third party search firms or other sources.

Audit and Compliance Committee Report

The Audit and Compliance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) is responsible for providing independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee is currently composed of five non-employee directors. The Board has determined that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and expertise. The Board has determined that at least one member, Larry D. Horner, is an audit committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are as set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on February 8, 2004. A copy of the amended charter is attached to this proxy statement as Appendix B. One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the Committee’s activities in this regard during the year 2003.

Review with Management.    The Audit Committee has reviewed and discussed with management ConocoPhillips’ audited consolidated financial statements for the year ended December 31, 2003.

Discussions with Independent Auditing Firm.    The Audit Committee has discussed with Ernst & Young LLP, independent auditors for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from ConocoPhillips.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2003.

THE CONOCOPHILLIPS AUDIT AND COMPLIANCE COMMITTEE

Frank A. McPherson, Chairman

Richard H. Auchinleck

James E. Copeland, Jr.

Larry D. Horner

Kathryn C. Turner

Executive Compensation

Compensation Committee Report to Shareholders on Executive Compensation

The Compensation Committee of the Board of Directors of ConocoPhillips (the “Compensation Committee”) is charged with administering ConocoPhillips’ executive compensation programs. The Compensation Committee is composed solely of independent, outside directors who qualify as non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934 and as outside directors under section 162(m) of the Internal Revenue Code. The respective compensation committees of Conoco and Phillips made decisions, prior to the merger, regarding salary levels, awards of stock options, restricted stock, annual incentive awards, and long-term incentive plan payouts. The members of the Compensation Committee, in certain instances, are therefore reporting about determinations made by the prior Conoco and Phillips compensation committees. Although stock and stock-based awards prior to the merger may have been originally denominated in Phillips or Conoco common stock, information about those awards has been adjusted to reflect the merger exchange ratio where appropriate.

Compensation Philosophy

ConocoPhillips has established and maintains executive compensation programs that are principally designed to give executives strong incentives to focus on and achieve the company’s business objectives. In addition to base salary and benefits packages, the compensation programs use annual performance-based incentives, including bonuses, stock options (and stock appreciation rights in certain foreign countries), and restricted stock and restricted stock units. These compensation programs significantly vary compensation with performance measured against company business objectives, including relative industry performance, and encourage executives to maximize shareholder value by aligning executive interests with those of shareholders.

ConocoPhillips’ goal is to provide a total compensation package that will enable it to attract, retain, motivate, and reward a highly qualified, diverse, ethical global workforce. The Compensation Committee intends to achieve this goal for our executive workforce by:

•	Encouraging stronger executive performance by making a substantial percentage of total executive compensation variable, or “at-risk,” through annual incentive compensation, the granting of long-term incentive awards, including stock options and performance-based restricted stock or restricted stock units;

•	Allowing executives to share in ConocoPhillips’ successes and failures by varying compensation with business performance;

•	Benchmarking target compensation levels at competitive levels within the industry;

•	Motivating individual performance by linking rewards to the accomplishment of individual goals and objectives, leadership principles, and ConocoPhillips values; and

•	Integrating all elements of compensation into a comprehensive package that aligns ConocoPhillips’ goals, efforts, and results throughout the organization.

In determining overall target executive compensation levels, the Compensation Committee will consider the compensation structures of other major companies in the global energy industry, such as Exxon Mobil Corporation, ChevronTexaco Corporation, Royal Dutch Petroleum Company and Shell Transport and Trading Company p.l.c. (which together comprise the Royal Dutch/Shell Group), BP p.l.c., and Total S.A., as well as other U.S.-based integrated petroleum companies, and upstream or downstream companies such as Anadarko Petroleum Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation and Valero Energy Corporation. In addition, other large U.S.-based multinationals will be considered because the competition for executive talent for ConocoPhillips extends beyond the energy industry. The Compensation Committee relies on independent third-party consultants, retained by the committee, for input regarding competitive compensation levels. Because compensation will be based on company, business unit, and individual performance, as appropriate, total compensation of executives may significantly exceed or fall short of industry medians.

ConocoPhillips’ businesses are extremely capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. The Compensation Committee will base executive compensation decisions on qualitative measures relating to individual performance, as well as on quantitative measures relating to the performance of ConocoPhillips and its business units, such as total return to shareholders and relative improvement of return on capital employed. It will also take into account external factors, such as commodity prices, that may have positively or negatively affected such measures.

Executive Compensation Actions for 2003

In November 2001, in connection with the signing of the merger agreement, the compensation committee of Phillips approved a new employment agreement for Mr. Mulva. The Phillips compensation committee, and the Board as a whole, considered it important to enter into the agreement with Mr. Mulva to induce him to remain with the company through the merger and for a significant time thereafter to facilitate integration and ultimate realization of the value of the merger. The compensation committee also considered it important for Mr. Mulva to serve as Chief Executive Officer of ConocoPhillips.

The employment agreement, which is described beginning on page 27 of this proxy statement under the caption “Employment Agreements,” became effective upon the closing of the merger.

Base Salaries

Base salaries for ConocoPhillips executive officers are generally set based on competitive compensation levels for similar positions in peer companies and the scope of responsibilities, prior experience, and past performance of the executive officers. The Compensation Committee annually reviews the salaries of all executive officers and employees with salaries greater than $300,000. Base salaries will be set according to competitive compensation levels for similar positions in peer companies, and salaries will be adjusted over time to recognize market trends, time in position, and individual levels of performance and contribution. With regard to the CEO, the Committee reviewed peer company compensation data and qualitative and quantitative performance measures, including cash from operations, and improvement in total shareholder return and in total return on capital employed. Although the company had an outstanding year and its financial performance and its progress in meeting business objectives would support an increase in base pay, the Committee, in deference to Mr. Mulva’s personal commitment to shareholders that the Company would be more conservative in CEO compensation, elected to continue Mr. Mulva’s base salary at $1,500,000, the same rate as 2003.

Incentive Compensation Programs

Annual Incentives

Annual incentives for 2003 performance were generally determined according to the Variable Cash Incentive Program (“VCIP”) approved by the ConocoPhillips Compensation Committee. The quantitative performance measures the Compensation Committee considered for 2003 incentive compensation included:

•	ConocoPhillips’ 2003 total return to shareholders relative to the peer group of companies[1];

•	ConocoPhillips’ 2003 return on capital employed relative to the peer companies[1]; and

•	ConocoPhillips 2003 normalized cash from operations relative to threshold objectives[2].

In addition to these financial performance measures, the Compensation Committee also considered core values of safety, ethics, and environmental stewardship, as well as the smooth implementation of the merger.

The Compensation Committee used qualitative performance measures, including those listed below, for executives in assessing the portion of incentive

1 ExxonMobil, ChevronTexaco, Royal Dutch/Shell Group, BP and Total S.A.

2 Normalized cash from operations is a method energy companies use to reflect cash from operations based on long-term expected average prices. In this case, the normalizing assumptions are that West Texas intermediate crude oil price will be $20 per barrel; Henry Hub natural gas price will be $3.25 per thousand cubic feet; and that the Gulf Coast refining crack spread will be $3.25 per barrel.

compensation attributable to individual performance under the ConocoPhillips programs:

•	Success in developing and implementing strategic plans;

•	Contribution to the growth and success of ConocoPhillips;

•	Merger related integration results;

•	Leadership in the industry and community;

•	Performance versus predetermined personal job objectives; and

•	Social and ethical responsibility.

The Committee made the final determinations of performance for the Chairman and the CEO and received input from the Chairman and the CEO on the performance of the senior executives on these qualitative measures in making its final determinations of performance for these senior executives.

The 2003 annual incentive awards were made under VCIP. The Compensation Committee, using both internally generated data and data obtained from independent, third-party consultants, had previously established targets for individual VCIP awards based on individual salary grades. The target percentages were adjusted to recognize changes in salary grades during the year. Under the VCIP, individual awards could range from 0% to more than 200% percent of the target amount for the award year, based upon the Compensation Committee’s assessment of total company, business unit, and individual performance.

To determine the 2003 payout under VCIP, the ConocoPhillips Compensation Committee reviewed one year (2003) of ConocoPhillips’ total return to shareholders relative to the peer group, as well as one year (2003) of ConocoPhillips’ improvement in return on capital employed relative to the peer group. The major business units were reviewed in such areas as milestone accomplishments, profitability, earnings, controllable cost, cost per unit, cash expenditures, operating efficiency, and return on capital employed compared to their original operating plan objectives. In addition, the Compensation Committee also reviewed ConocoPhillips performance for its core values of safety, ethics, and environmental stewardship, and the continuous integration efforts and smooth implementation of the merger. Based on these considerations, the average award for all employees under the VCIP was set at 152% of target for the year. The Compensation Committee determined that corporate level performance criteria were met at 187% of target. With regard to business unit performance criteria, awards varied based upon different criteria applicable to each unit. Granting equal weight to corporate level performance measures and business unit performance measures yielded the average award under VCIP of 152% of target for 2003. Individual employee adjustments were also made to recognize individual performance. All awards were paid in cash.

A total of $19,261,836 was awarded to 26 executives with annual base salaries of more than $300,000 for 2003 performance under the VCIP. Mr. Mulva received an annual incentive award under the VCIP of $3,500,000. The Compensation Committee determined this amount considering ConocoPhillips’ financial performance and the leadership of the CEO in areas such as safety, ethics, and environmental performance, as well as his role in the smooth implementation of the merger integration.

Long-Term Incentives

ConocoPhillips’ executive stock-based compensation programs are designed to provide competitive compensation, to offer an incentive to employees primarily responsible for the growth and success of ConocoPhillips, to retain key employees, and to align employees’ interests with those of shareholders.

ConocoPhillips’ primary long-term incentive compensation programs for executives for 2003 are a Performance Share Program and a Stock Option Program. For awards made in 2002, approximately 70% of the long-term incentive award was in the form of stock options, while the remaining 30% was in the form of restricted stock awarded under the Performance Share Program. On December 15, 2003, with regard to future awards, including those made in February 2004, the Compensation Committee approved decreasing stock options to approximately

60% of long-term incentive award and increasing restricted share awards to the remaining 40% of long-term incentive award. Individual awards may be adjusted up or down based on the subjective evaluation of the individual’s performance and potential.

ConocoPhillips Performance Share Program

The ConocoPhillips Performance Share Program (“PSP”) is administered by the Compensation Committee. The PSP is designed to maximize medium- and long-term shareholder value by encouraging management team alignment with shareholders and the long-term commitment of key executives. This program rewards medium-term performance against our peer group of companies. Under the PSP, the Compensation Committee annually establishes a three-year performance period over which it compares ConocoPhillips’ total shareholder return and return on capital employed with the total shareholder return and return on capital employed for ConocoPhillips’ oil industry peers.

In February 2003, the Compensation Committee established the first performance period under the PSP (PSP I), for the performance period covering January 1, 2003, through December 31, 2005. In February 2004, the Compensation Committee established the second performance period under the PSP (PSP II), for the performance period covering January 1, 2004, through December 31, 2006.

Awards under the PSP are made in restricted stock that will generally be forfeited if the employee is terminated before the passage of three years after the award. Targets under the PSP are based upon a guideline value for restricted stock as a percent of salary that was established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the peer group companies. The guideline value takes into account a discount due to the length of the performance period and the expected period of restrictions thereafter. Each executive’s individual award is subject to adjustment up or down from the target by up to 200% or more based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the Chairman and the CEO for each participant other than themselves. The Committee has the right to approve partial payouts under PSP during a performance period. In February 2004, the Committee approved a partial payout under PSP I at the end of the first year of the performance period. In February 2004, Mr. Mulva received 24,876 shares of restricted stock as a result of the accelerated partial payout. Restrictions for this restricted stock do not lapse until retirement, except in cases of change in control, death, disability, layoff, or other Committee approval.

Phillips Long-Term Incentive Plan

Prior to the merger, Phillips established and maintained a plan similar to the PSP. That plan was the Phillips Long-Term Incentive Plan (LTIP), which was administered by the Phillips compensation committee prior to the merger and by the Compensation Committee of ConocoPhillips after the merger. Its goals are substantially similar to those of the PSP that replaced it. Under the LTIP, the Phillips compensation committee annually established a three-year performance period over which it compared Phillips’ total shareholder return and return on capital employed with the total shareholder return and return on capital employed for Phillips’ oil industry peers.

The approval of the merger by Phillips shareholders on March 12, 2002, constituted a “change of control” under the Omnibus Securities Plan of Phillips Petroleum Company and resulted in the immediate payout of the Performance Periods VIII and IX.

Consistent with its historical heritage compensation programs and practices, in December 2001, the Phillips compensation committee established LTIP Performance Period X (“LTIP X”), for performance period covering January 1, 2002 through December 31, 2004. Since LTIP X was established after the merger proposal was announced, payouts for LTIP X were not accelerated due to the approval by the shareholders of the merger. The Phillips compensation committee based target awards for executives on a percentage of salary and the price of Phillips’ common stock at the beginning of the performance period. To set these target levels, the Phillips compensation committee considered both internally generated information and competitive data provided by an independent, third party consultant.

On February 10, 2003, the ConocoPhillips Compensation Committee approved an unscheduled payout of Performance Period X to close out the Phillips’ LTIP. The early payout reflected the Compensation Committee’s decision to eliminate heritage Phillips and Conoco plans and align all executives with the new business goals of ConocoPhillips. LTIP has been replaced as a component of the compensation program by PSP, which does not duplicate the performance period of LTIP. No further awards will be made under LTIP. The payout for Performance Period X is shown in the “Long-Term Incentive Payout” column of the “Summary Compensation Table” on page 20.

ConocoPhillips Stock Option Program

The ConocoPhillips Stock Option and Stock Appreciation Rights Program (“Stock Option Program”) is administered by the Compensation Committee. It is designed to maximize medium- and long-term shareholder value by encouraging management team alignment with shareholders and the long-term commitment of key executives. It is the practice under this program to set option exercise prices at not less than 100% of the fair market value of the Company’s stock at the time of the grant. Thus, the value of the shareholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years.

For performance in 2003, the Compensation Committee granted stock options to eligible employees in February 2004 under the Stock Option Program. Of those options, 1,001,900 were granted to the Named Executive Officers (identified in the “Summary Compensation Table”), including 372,600 to Mr. Mulva. A guideline value for options as a percent of salary was established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the peer group companies. Each executive’s individual award was subject to adjustment up or down from the target by as much as 30% or more based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the Chairman and the CEO for each participant other than themselves.

In determining the number of shares to be subject to these option grants, the Compensation Committee used a Black-Scholes-based methodology to value the options.

Restricted Stock

On December 15, 2003, the Committee approved increasing the proportion of restricted stock and reducing stock options as a percentage of total long-term incentive awards. The Committee also approved the ConocoPhillips Restricted Stock Program, effective with the February 2004 grant, which replaced the Stock Option Program for certain salary grades. Under the new Program, participants receive grants of restricted stock or restricted stock units, with restrictions lapsing over a 3- to 5-year period or upon the occurrence of certain events, such as death, disability, layoff, or retirement. Participants are generally expected to receive the same value through this program as they would have under the Stock Option Program. No executive with an annual base salary of more than $300,000 is expected to receive any grants under the Restricted Stock Program. As described earlier, senior executives participate in the PSP (from which payouts are made in restricted stock) rather than in the Restricted Stock Program.

Awards made in restricted stock may, in certain circumstances, be made in restricted stock units instead. Restricted stock and restricted stock units were awarded in prior years under both Conoco and Phillips executive compensation plans, and were used as special incentives or rewards for performance by both companies, and were part of the LTIP for Phillips. While the terms vary, restrictions on many of the restricted stock units issued under the Phillips plans do not lapse until retirement, unless the Compensation Committee takes action to lapse such restrictions. With regard to 2003, no such action was taken on restricted stock or restricted stock units with regard to the CEO or any of the named executive officers.

Other Compensation

Additional Awards

The Compensation Committee may grant additional short-, medium-, or long-term awards to recognize increased responsibilities or special contributions, to attract new hires to the Company, to retain executives, or to recognize certain other special circumstances. With regard to 2003, there were no additional awards to the CEO or any of the named executive officers.

Other Programs

The Company also provides its executives and other employees with health and welfare benefit plans, including medical, dental, and life insurance; with pension and compensation deferral programs; and with perquisites and other benefits which are competitive with market practices.

Internal Revenue Code Section 162(m)

The Compensation Committee has taken action, and the compensation committees of Conoco and Phillips also had historically taken action, where possible and considered appropriate, to preserve the deductibility of compensation paid to the companies’ respective executive officers. The compensation committees of Conoco and Phillips also awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interests of the companies and their respective shareholders.

ConocoPhillips generally will be entitled to take tax deductions relating to compensation that is performance-based, which may include cash incentives, stock options, restricted stock, restricted stock units, and other performance-based awards.

The ConocoPhillips Compensation Committee will continue to review ConocoPhillips’ executive compensation practices to determine if elements of executive compensation qualify as “performance-based compensation” under the Internal Revenue Code and will seek to preserve tax deductions for executive compensation to the extent consistent with the Compensation Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of ConocoPhillips’ business goals.

Stock Ownership Guidelines

The Compensation Committee encourages executive ownership of ConocoPhillips stock. The committee has established target stock ownership levels for senior executives calculated as a multiple of annual base salary. Senior executives must be fully compliant with the target stock ownership levels by no later than June 1, 2008 (and, in some cases, earlier dates in 2007 and 2008).

THE CONOCOPHILLIPS COMPENSATION COMMITTEE

Norman R. Augustine, Chairman

Ruth R. Harkin

General Charles C. Krulak

William R. Rhodes

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table provides information concerning total compensation paid to the Chief Executive Officer and certain other officers of ConocoPhillips (collectively, the “Named Executive Officers”). As set forth in the footnotes, the data presented in this table and the tables that follow include amounts paid to the Named Executive Officers in 2003 by ConocoPhillips or any of its subsidiaries, as well as by Conoco or Phillips for periods prior to the merger. Prior to the closing of the merger on August 30, 2002, ConocoPhillips’ executive officers functioned as executive officers of, and were compensated by, Conoco or Phillips, as the case may be. The data presented in this table for the year 2002 includes amounts paid to the Named Executive Officer before and after the merger by Conoco and Phillips. The data presented in this table for the year 2001 represents amounts paid to the Named Executive Officer by Conoco or Phillips, as the case may be. In connection with the merger, each share of Phillips common stock was converted into one share of ConocoPhillips common stock and each share of Conoco common stock was converted into 0.4677 shares of ConocoPhillips common stock. Information about stock and stock-based awards has been adjusted in the tables below to reflect these exchange ratios.

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position					Restricted Stock Awards(3)	Shares Underlying Options Granted(4)	Long-Term Incentive Payout		All Other Compensation(8)
	Year	Salary	Bonus(1)	Other Annual Compensation(2)
J. J. Mulva	2003	$1,479,167	$3,500,000	$142,253	—	303,000	$1,632,363	(5)	$126,749
President and CEO	2002	1,375,000	1,612,000	71,086	—	212,900	14,977,500	(6)	108,675
	2001	1,281,250	3,630,000	—	$12,955,000	1,739,000	3,839,655	(7)	151,155

A. W. Dunham	2003	1,479,168	10,340,690	203,620	—	303,000	1,632,363	(5)	126,749
Chairman	2002	1,358,336	26,640,502	271,487	2,667,543	1,930,768	—		163,251
	2001	1,250,004	3,350,000	170,959	1,000,050	330,388	—		149,717

J. W. Nokes	2003	775,000	1,289,321	13,128	—	125,800	523,648	(5)	65,090
Executive Vice President,	2002	666,000	20,272,096	20,172	386,358	142,649	—		79,920
Refining, Marketing,	2001	560,000	825,000	18,526	—	108,433	—		66,917
Supply and
Transportation

W.B. Berry	2003	540,000	1,051,383	2,548	—	75,900	387,355	(5)	230,440
Executive Vice President,	2002	291,176	230,630	—	—	15,200	885,829	(6)	36,776
Exploration and	2001	249,699	200,003	—	—	15,500	217,832	(7)	30,810
Production

J. A. Carrig	2003	575,833	982,153	987	—	61,100	299,621	(5)	47,554
Executive Vice President,	2002	448,061	431,860	1,586	501,075	31,200	1,770,902	(6)	29,775
Finance, and CFO	2001	366,856	553,172	—	—	36,500	639,483	(7)	41,677

(1)	Included in the 2003 bonus amount for Mr. Dunham is a payment of $3,500,000 earned under the Variable Cash Incentive Program of ConocoPhillips. In addition to this bonus, Mr. Dunham also received an excise tax gross up payment in the amount of $6,840,690 in connection with the non-forfeitable right to certain stock options granted in 2002 as a result of the merger. Included in the 2002 bonus amounts are change of control payments made to Mr. Dunham and Mr. Nokes in connection with the merger: Mr. Dunham — $16,163,625 payment plus a $8,864,877 excise tax gross up payment; and Mr. Nokes — $13,412,730 plus a $6,223,366 excise tax gross up payment.

(2)

As permitted by the rules of the SEC, this column excludes perquisites and other personal benefits for the Named Executive Officer if the total incremental cost in a given year did not exceed the lesser of $50,000 or 10% of such officer’s combined salary and bonus for that year. Accordingly, for Messrs. Nokes, Berry, and Carrig, the amounts shown exclude such perquisites and only represent reimbursements for the payment of taxes. Of the amounts shown for Mr. Mulva in 2003, $37,096 represents the reimbursement for the payment of taxes; $60,189 represents the approximate incremental cost to ConocoPhillips for Mr. Mulva’s personal use of the company aircraft, which ConocoPhillips required for security reasons; $14,165 represents certain financial and tax planning services; $229 represents the cost of servicing a home security system; and $30,573 represents insurance premiums paid on Mr. Mulva’s behalf for his participation in the executive group life insurance program. Of the amounts shown for Mr. Dunham in 2003, $60,867 represents the reimbursement for the payment of taxes; $53,335 represents the approximate incremental cost to ConocoPhillips for Mr. Dunham’s personal use of the company aircraft, which ConocoPhillips required for security reasons; $37,200 represents certain financial and tax planning services; $3,260 represents payment of club dues on Mr. Dunham’s behalf; $1,665 represents the cost of servicing a home security system; and $47,292 represents insurance premiums paid on Mr. Dunham’s behalf for his participation in the executive group life insurance program. Of the amounts shown for Mr. Mulva in 2002, $2,023 represents reimbursement for the payment of taxes; $5,836 represents the approximate incremental cost to ConocoPhillips for Mr. Mulva’s personal use of company aircraft, which ConocoPhillips required for security reasons; and $53,041 represents the cost of installation and service for a home security system. Of the amounts shown for Mr. Dunham in 2002, $108,961 represents reimbursement for the payment of taxes; $69,771 represents the approximate incremental cost to ConocoPhillips for Mr. Dunham’s personal use of company aircraft, which ConocoPhillips required for security reasons; $55,445 represents certain financial and tax planning services; and $32,230 represents insurance premiums paid on Mr. Dunham’s behalf for his participation in the executive group life insurance program. Of the amounts shown for Mr. Dunham in 2001, $75,650 represents reimbursement for the payment of taxes; $29,724 represents insurance premiums paid on Mr. Dunham’s behalf for his participation in the executive group life insurance program; and $33,900 represents the approximate incremental cost to Conoco for Mr. Dunham’s personal use of company aircraft, which Conoco required for security reasons.

(3)	Amounts shown represent the market value on the grant date using the closing stock price on the New York Stock Exchange. Dividend equivalents on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. All restrictions on Mr. Dunham’s restricted stock units terminated upon the merger, except for restrictions resulting from deferred gains on certain stock option exercises which do not lapse until retirement. Phillips settled awards under its 1985 and 1987 annual incentive plans and under all long-term incentive plans since 1986 by issuing shares of restricted stock that are not transferable before death, disability, layoff, or retirement, unless the Compensation Committee of the Board of Directors removes the restrictions or upon a change of control. All restricted stock held by Mr. Mulva was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. The total number of restricted stock units or restricted stock held by the Named Executive Officers and their market value based on the December 31, 2003, NYSE closing price of $65.57 was as follows: Mr. Mulva — 628,815 units, $41,231,400, and 69,706 shares of restricted stock, $4,570,622; Mr. Nokes — 16,950 units, $1,111,440; Mr. Berry — 15,194 units, $996,271, and 3,554 shares of restricted stock, $233,036; and Mr. Carrig, — 72,378 units, $4,745,825, and 18,225 shares of restricted stock, $1,195,013.

(4)	2002 amounts include reload options, which were granted when a previously granted option was exercised and resulted in new options to purchase 8,003 shares of common stock for Mr. Dunham. 2001 amounts include reload options to purchase the following number of shares of common stock: Mr. Dunham — 2,998; and Mr. Nokes — 3,200.

(5)	On February 8, 2004, the Compensation Committee approved an unscheduled partial payout of 30% of target awards under the Performance Share Program Performance Period I for the period of January 2003 through December 2005. Awards were settled in restricted stock and were valued as the average of the high and low stock prices on February 6, 2004 ($65.62).

(6)	Value of the awards on the award approval date for performance under the Phillips Long-Term Incentive Plan Performance Period VIII from January 1, 2000, through March 12, 2002, Performance Period IX from January 1, 2001, through March 12, 2002, and Performance Period X from January 1, 2002, through December 31, 2002. Awards for Performance Periods VIII and IX were issued in restricted stock units, and awards for Performance Period X were issued in restricted stock.

(7)	Value of the awards on the award approval date for performance under the Phillips Long-Term Incentive Plan Performance Period VII from January 1, 1999, through December 31, 2001. Awards were issued in restricted stock units.

(8)	2003 amounts for Messrs. Mulva, Dunham, Nokes, Berry, and Carrig consist of matching contributions made pursuant to the ConocoPhillips Savings Plan’s Thrift and Stock Savings Features in the amounts of $13,815 for each Named Executive Officer. In addition, the following amounts were credited under ConocoPhillips Defined Contribution Make-Up Plan: Mr. Mulva — $112,934; Mr. Dunham — $112,934; Mr. Nokes — $51,275; Mr. Berry — $31,866, and Mr. Carrig — $33,739. In addition to amounts credited to Mr. Berry’s Thrift and Defined Contribution Make-Up Plan for 2003, he also had expatriate benefits totaling $184,759.

OPTION GRANTS IN 2003

Name	Number of Shares Underlying Options Granted(1)	Percent of Total Options Granted in 2003	Exercise Price(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%	10%
J. J. Mulva	303,000	4.51%	$48.74	2/10/2013	$9,287,654	$23,536,739
A. W. Dunham	303,000	4.51%	48.74	2/10/2013	9,287,654	23,536,739
J. W. Nokes	125,800	1.87%	48.74	2/10/2013	3,856,062	9,772,019
W. B. Berry	75,900	1.13%	48.74	2/10/2013	2,326,511	5,895,837
J. A. Carrig	61,100	0.91%	48.74	2/10/2013	1,872,857	4,746,187

(1)	These stock options have a term of 10 years and become exercisable in three equal annual installments beginning on February 10, 2004. The executive’s options are forfeited in the event he terminates his employment other than due to retirement, disability, layoff, or death. Reload rights are not attached to these options. In the event of a change in control of ConocoPhillips during the executive’s employment, all options will immediately vest and be fully exercisable.

(2)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant.

(3)	Represents total appreciation over the exercise price at the assumed annual appreciation rates of 5% and 10%, compounded annually for the term of the options. SEC rules require disclosure of “potential realizable value” for illustration only. We do not intend these values to be, and you should not interpret them to be, representative of projections of future value of ConocoPhillips’ common stock or of the stock price at which our common stock may trade in the future.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END OPTION VALUES

Name	Number of Securities Underlying Options/SARS Exercised	Value Realized(1)	Number of Shares Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. J. Mulva	52,790	$1,371,831	1,972,269	944,934	$22,997,877	$11,646,011
A. W. Dunham	151,841	5,232,615	3,210,702	1,757,253	49,036,287	25,201,095
J.W. Nokes	—	—	632,418	125,800	9,923,749	2,117,214
W. B. Berry	6,777	170,762	66,622	86,034	1,180,500	1,464,572
J. A. Carrig	5,467	150,671	119,470	81,900	1,814,077	1,412,489

(1)	Represents the pre-tax gain, which is the difference between the market value and exercise price on the date of exercise.

(2)	Represents the closing price of ConocoPhillips common stock on December 31, 2003, of $65.57 less the exercise price for all outstanding exercisable and unexercisable options for which the exercise price is less than that closing price. Exercisable options have been held at least one year from the date of grant and/or have met any other requirements for vesting and exercisability, such as stock price hurdles. Unexercisable options have not met the applicable vesting schedules, exercisability requirements, or stock price hurdles.

LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR

The following table shows awards made under the Performance Share Program established under the 2002 Omnibus Securities Plan during 2003 for the named executive officers.

		Performance or Other Period Until Maturation or Payout(1)	Estimated Future Payouts Under Non-Stock Price Based Plans
Name	Number of Shares		Number of Shares(2)
			Threshold	Target	Maximum
J. J. Mulva	82,922	12/31/2005	0	82,922	165,844
A.W. Dunham	82,922	12/31/2005	0	82,922	165,844
J.W. Nokes	26,600	12/31/2005	0	26,600	53,200
W. B. Berry	15,719	12/31/2005	0	15,719	31,438
J.A. Carrig	15,220	12/31/2005	0	15,220	30,440

(1)	On February 8, 2004, the Compensation Committee approved an unscheduled partial payout of awards for Performance Period I for the period January 1, 2003 through December 31, 2005 in the following share amounts: Mr. Mulva — 24,876; Mr. Dunham — 24,876; Mr. Nokes — 7,980; Mr. Berry — 5,903; and Mr. Carrig — 4,566.

(2)	Threshold and maximum are based on the program provisions that actual awards earned can range from 0 percent to 200 percent of the target awards

Retirement Plans

Heritage Conoco Employees

Retirement benefits for former Conoco employees are provided under the ConocoPhillips Retirement Plan, Title IV — Retirement Plan of Conoco, and are based on an employee’s years of service and average monthly pay during the employee’s three highest paid years. “Average monthly pay” for this purpose includes regular compensation and 100% of annual variable compensation payments, but excludes other bonuses and compensation in excess of limits imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Code limits the amount of annual benefits which may be payable from the pension trust. Retirement benefits in excess of these compensation and benefit limitations are paid from ConocoPhillips’ general revenues under separate, non-funded pension restoration plans. Normal retirement age is 65, but a participant may retire as early as age 50 and receive a reduced benefit. The Named Executive Officers subject to the heritage Conoco plan are Messrs. Dunham and Nokes.

Heritage Phillips Employees

Retirement benefits for former Phillips employees are provided under the ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan. Benefits are computed according to several formulas. Officers including executive officers, generally receive benefits under a final average earnings formula. Benefits are based on years of service and the average of a participant’s highest three consecutive calendar years’ salary and awards paid under the Variable Compensation Incentive Plan in the ten years preceding retirement. Normal retirement age is 65, but a participant may retire as early as age 55 and receive a reduced benefit. The Named Executive Officers subject to the heritage Phillips plan are Messrs. Mulva, Berry, and Carrig.

The Phillips Retirement Income Plan does not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code, Variable Compensation Incentive Plan Awards that are deferred, or salary that is voluntarily reduced under the company’s deferral program. Under a separate, non-funded restoration plan, the company makes supplemental payments, using (a) compensation that is not eligible due to Code maximums and deferrals, (b) the highest three of the last ten years Variable Compensation Incentive Plan Awards without the requirement that they be consecutive and (c) the value of the special recognition award for Mr. Mulva in 2000 and the value of the special restricted stock award granted in 2000 when the restrictions lapse in 2005.

PENSION PLAN TABLE

The Pension Plan Table below shows the maximum estimated straight-life annual benefits payable at age 65 for the final average earnings indicated, prior to reductions required by the companies’ plans for Social Security benefits. The current years of service and applicable average compensation as of December 31, 2003, for the Named Executive Officers for retirement benefit purposes are: Mr. Mulva, 32 years and $5.34 million; Mr. Dunham, 37 years and $4.06 million; Mr. Nokes, 33 years and $1.40 million; Mr. Berry, 28 years and $0.57 million; and Mr. Carrig, 26 years and $1.36 million.

	Years of Credited Service at Normal Retirement
Salary and Bonus	20	25	30	35	40
250,000	80,000	100,000	120,000	140,000	160,000
500,000	160,000	200,000	240,000	280,000	320,000
1,000,000	320,000	400,000	480,000	560,000	640,000
1,500,000	480,000	600,000	720,000	840,000	960,000
2,000,000	640,000	800,000	960,000	1,120,000	1,280,000
2,500,000	800,000	1,000,000	1,200,000	1,400,000	1,600,000
3,000,000	960,000	1,200,000	1,440,000	1,680,000	1,920,000
3,500,000	1,120,000	1,400,000	1,680,000	1,960,000	2,240,000
4,000,000	1,280,000	1,600,000	1,920,000	2,240,000	2,560,000
4,500,000	1,440,000	1,800,000	2,160,000	2,520,000	2,880,000
5,000,000	1,600,000	2,000,000	2,400,000	2,800,000	3,200,000
5,500,000	1,760,000	2,200,000	2,640,000	3,080,000	3,520,000
6,000,000	1,920,000	2,400,000	2,880,000	3,360,000	3,840,000
6,500,000	2,080,000	2,600,000	3,120,000	3,640,000	4,160,000

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all of our existing equity compensation plans as of December 31, 2003:

Plan category(1)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(4)	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(2)	28,861,470	(3)	$49.16	27,398,341	(5)
Equity compensation plans not approved by security holders	—		—	—

Total	28,861,470		$49.16	27,398,341

(1)	Excludes options to purchase 17,778,297 shares of ConocoPhillips common stock, at a weighted average exercise price of $48.91, and 721,742 restricted stock units granted under equity compensation plans of Conoco and of Phillips assumed in connection with the merger. Upon consummation of the merger, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under these plans.

(2)	These plans consist of the 2002 Omnibus Securities Plan of Phillips Petroleum Company, which was approved by the shareholders of Phillips, and the 1998 Stock and Performance Incentive Plan of ConocoPhillips and the 1998 Key Employee Stock Performance Incentive Plan of ConocoPhillips, which were approved by the shareholders of Conoco. Each of these plans was assumed in the merger agreement that was adopted by the shareholders of Conoco and Phillips.

(3)	Includes an aggregate of (a) 479,831 restricted stock units that are distributable after three years, at termination of employment, or as determined by the Compensation Committee, and (b) 328,951 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. In addition, up to 40,201 additional shares, which are not included in the table above, are issuable pursuant to outstanding performance units based on the price of our common stock on May 8, 2005.

(4)	Weighted average exercise price of outstanding options; excludes restricted stock units.

(5)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. The shares remaining available for issuance may be used for any of these types of awards, except that, under the 2002 Omnibus Securities Plan of ConocoPhillips, awards (other than options and stock appreciation rights) with respect to no more than 2,874,674 shares remain available for issuance from the plan.

Stock Performance Graph

This graph shows ConocoPhillips’ cumulative total shareholder return over the five-year period from December 31, 1998, to December 31, 2003. The graph reflects total shareholder return for Phillips from December 31, 1998, to August 30, 2002, and for ConocoPhillips from September 3, 2002 to December 31, 2003. August 30, 2002, was the last day of trading on the NYSE of Phillips stock, and September 3, 2002, was the first day of trading on the NYSE of ConocoPhillips stock. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index and our peer group of companies consisting of ExxonMobil, ChevronTexaco, Royal Dutch/Shell Group, BP and Total. The comparison assumes $100 was invested on December 31, 1998, in Phillips stock (which was converted on a one-for-one basis into ConocoPhillips stock on August 30, 2002), in the S&P 500 Index and in ConocoPhillips’ peer group and assumes that all of the dividends were reinvested.

Five-Year Cumulative Total Stockholder Returns

Five Years Ended December 31, 2003

	December 31
	Initial	1999	2000	2001	2002	2003
Phillips/ConocoPhillips	$100.0	$113.5	$140.9	$153.0	$126.2	$176.2
Peer Group	$100.0	$124.1	$125.0	$116.5	$105.9	$132.6
S&P 500	$100.0	$121.0	$110.0	$96.9	$75.5	$97.2

Employment Agreements

What are the terms of employment agreements with our executive officers?

We have entered into employment agreements with each of Archie W. Dunham and James J. Mulva. Mr. Dunham’s employment agreement expires on October 1, 2004. Mr. Mulva’s employment agreement has an initial term of three years (expiring on August 30, 2005), but is automatically extended by one year on August 30 of each year, unless either party has given 60 days notice that the agreement will not be extended. Mr. Mulva’s agreement will not be extended beyond the end of the month in which he attains the age of 65.

During Mr. Dunham’s term of employment, he will be a senior executive employee of ConocoPhillips, a member and Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors. At the conclusion of Mr. Dunham’s term of employment, he will retire as an employee and as Chairman, but shall remain a member of the Board of Directors and a member of the Executive Committee of the Board of Directors until his 70th birthday (or earlier retirement from such positions).

During Mr. Mulva’s term of employment, he will serve as Chief Executive Officer and President, a member of the Board of Directors and Chairman of the Board of Directors, beginning when Mr. Dunham ceases to hold that position. At the conclusion of Mr. Mulva’s term of employment, he will retire as Chief Executive Officer and President. Prior to October 1, 2004, Mr. Mulva’s duties and responsibilities may be terminated or diminished only upon the affirmative vote of two-thirds of the Board of Directors. Both Mr. Dunham’s and Mr. Mulva’s continued membership on the Board of Directors is subject to periodic re-election by our shareholders.

Mr. Dunham and Mr. Mulva are each entitled to an annual base salary of not less than his annual base salary in effect immediately prior to the merger, bonuses and long-term equity-based compensation that are competitive with industry practices, and participation in the most favorable incentive, retirement, welfare, and other benefits we offer to our senior executives, including term life insurance in an amount equal to four times his annual base salary and financial and tax planning services and reimbursement for any taxes incurred as a result of such insurance and financial and tax planning services. In general, during the term of Mr. Dunham’s employment, both Mr. Dunham’s and Mr. Mulva’s compensation and benefits will be, both in the aggregate and with respect to each element of compensation and benefits, the same. Notwithstanding that, each executive may waive strict enforcement of the provisions of his agreement. Mr. Mulva has done so in two respects. First, he has allowed the company to furnish him with a company paid death benefit in lieu of a company purchased insurance policy. Second, in accordance with Mr. Mulva’s commitment to shareholders that the company will be more conservative in CEO compensation, he will continue to receive $1,500,000 as his base salary, the rate established in 2003, instead of receiving a pay increase.

Each executive has agreed not to terminate his employment within six months following a change of control of ConocoPhillips, other than as a result of retirement, for good reason or disability. During the term of the respective agreements, if we terminate the executive’s employment other than for death, disability or cause, or if the executive resigns for good reason, then the executive will receive a lump- sum cash payment equal to the sum of:

•	His salary, unused vacation, and, for Mr. Dunham, deferred compensation, accrued to the date of termination;

•	A pro rata bonus for the year in which the termination occurs;

•	The sum of the salary and bonus that would have been payable to him through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva), based on his then current salary and an annual bonus equal to the average of the two highest annual bonuses awarded him within the last three fiscal years; and

•	The value of the additional retirement benefit he would have received had he continued to be our employee through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva).

In addition, each executive will receive:

•	Grants of options, restricted stock and other compensatory awards he would have received through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva), based on the average of the grants of options, restricted stock and other compensatory awards he received in the preceding three years (other than the grants received by each executive in connection with the merger);

•	Vesting of, and termination of restrictions on, any unvested equity or performance-based awards, and the remaining term for exercise of his stock options will not be less than one year or, if shorter, until the date they would have expired had his employment continued through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva); and

•	Welfare and other benefits through the later of three years following the date of termination of his employment and the date the executive attains age 70, which is referred to as the “benefits continuation period.”

Moreover, if a change of control of ConocoPhillips precedes or occurs within one year following the termination date, each executive will have the right to cash out his equity-based compensation awards at the most favorable price paid by specified persons during the six-month period prior to the change of control. Each executive will also receive during his lifetime tax and financial planning benefits with related income tax gross-ups so long as he or his family hold ConocoPhillips stock options.

In addition, if Mr. Dunham’s employment is terminated under circumstances described above, he will receive the following additional benefits, which are referred to as “post-employment compensation,” during the benefits continuation period:

•	Continued participation in the directors’ charitable gift program;

•	Continued participation in welfare benefit plans and fringe benefits arrangements applicable as if he had remained employed;

•	Continued coverage under the comprehensive security program applicable during employment, including both company provided air and ground transportation and home security protection (and a tax gross-up for any taxes incurred as a result of such continued coverage); and

•	Continued participation in the ConocoPhillips domestic relocation policy with respect to a single relocation.

If Mr. Dunham remains employed through the expiration of the term of his employment, upon any termination of his employment thereafter, he is entitled to vesting of, and termination of restrictions on, any unvested equity or performance-based awards. In addition, upon such a termination, Mr. Dunham will receive his post-employment compensation. Mr. Mulva’s stock options and other equity-based awards will also vest upon termination of his employment at or after the expiration of the agreement.

Mr. Dunham’s and Mr. Mulva’s employment agreements provide that they will be entitled to receive additional payments sufficient to compensate them for the amount of any excise tax imposed on any payments or benefits or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on that additional payment.

Severance Arrangements

What are the terms of any severance arrangements with our executive officers?

Severance arrangements for executive officers are currently provided under the severance plans of Conoco and Phillips. Effective December 31, 2002, Phillips changed its name to ConocoPhillips Company, but for ease of reference, it will be referred to as Phillips in this discussion of severance arrangements.

Severance Arrangements for Former Conoco Employees

The Key Employee Severance Plan covers executives who were formerly key employees of Conoco. The plan provides that if the employment of a participant in the plan is terminated (1) within two years of a “change in control” of Conoco, or its successor, ConocoPhillips, or (2) after a “potential change in control” of Conoco or its successor, ConocoPhillips, but prior to a change in control, whether or not a change in control ever occurs, in either case by Conoco or its successor, ConocoPhillips, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	A lump-sum cash payment equal to one-and-one-half, two, or three times the sum of the employee’s base salary, previous year’s bonus, and economic equivalent of the most recent annual guideline stock option award;

•	A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-one-half, two, or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	36 months of welfare benefits continuation;

•	A pro rata portion of the annual bonus for which the employee is eligible in the year of termination; and

•	If necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment.

Prior to October 19, 2005, the Key Employee Severance Plan may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be in lieu of any payments or benefits that may be payable to the severed employee under any other plan, policy or program of Conoco or its successor, ConocoPhillips, relating to severance. By amendment effective April 29, 2003, no further individuals may become members of the group of eligible employees under the plan.

Severance Arrangements for Former Phillips Employees

Executive Severance Plan.    The Executive Severance Plan pays severance benefits to participants, including Phillips’ former executive officers, if their employment terminates within two years after a “change of control” of Phillips or its successor, ConocoPhillips, either (1) by Phillips or its successor, ConocoPhillips, other than for death, disability, transfer to another employer, retirement, cause, as a result of certain sales of subsidiaries or divisions, or (2) by the participant, within 90 days of an event constituting good reason.

“Group one” participants in the plan, which include Phillips’ former Executive Vice Presidents and Senior Vice Presidents, receive severance benefits based on three years’ pay, and “group two” participants, including Phillips’ former Vice Presidents, receive benefits based on two years’ pay. The severance benefits under the plan consist of:

•	A lump-sum cash payment of two or three times the sum of the participant’s base salary and the greater of (a) the last incentive bonus paid to the participant before the termination date or (b) the highest incentive bonus target award for the calendar year of the termination date;

•	18 months of health plan benefits continuation at employee rates;

•	Credit for additional years of service under Phillips’ or ConocoPhillips’ retirement plans based upon the number of years represented by the lump-sum cash payment, and the portion of such lump-sum payment representing severance benefits from termination through the end of the calendar year of termination will be treated as pensionable earnings; and

•	If the participant’s payments or benefits exceed 110 percent of the maximum amount the participant can receive without being subjected to the excise taxes, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment. Otherwise, amounts payable under the plan will be reduced to the maximum amount permissible to avoid imposition of the tax.

In addition, if a participant institutes legal action to obtain or enforce any right or benefit under the severance plan, Phillips or its successor, ConocoPhillips, will reimburse the participant’s reasonable costs and expenses relating to the legal action, including legal fees and expenses, unless a court determines that the participant’s position was frivolous. Finally, participants who relocate to secure new employment are entitled to the home sale assistance benefits provided under the Phillips Work Force Stabilization Plan (as described below).

In order to be eligible for benefits under the Executive Severance Plan, an eligible employee must terminate employment on or before March 12, 2004. The Executive Severance Plan automatically terminates when all benefits payable under it have been paid.

Work Force Stabilization Plan.     The Work Force Stabilization Plan provides that all eligible heritage Phillips employees, including executive officers, who are laid off within two years after a change of control of Phillips or its successor, ConocoPhillips, and who execute a general release of liability are entitled to severance benefits equal to four weeks’ pay for each year of service, subject to a maximum of 104 weeks. “Pay” is determined by adding the employee’s current base salary, regularly scheduled overtime pay and most recent incentive bonus award (or target incentive bonus award for the calendar year of termination, if greater). Work Force Stabilization Plan benefits payable to employees who also participate in the Executive Severance Plan are reduced by the amount of benefits those employees receive under the Executive Severance Plan.

Company sponsored health plan benefits are continued at employee rates for eligible employees for a minimum of six months to a maximum of eighteen months depending on years of service. The period of time which severance benefits cover would be added to service for purposes of calculating the heritage Phillips final average earnings formula in the ConocoPhillips Retirement Plan, and all affected employees would immediately be vested in the retirement plan. In addition, eligible affected employees can require ConocoPhillips to purchase their principal residences under a formula-pricing arrangement intended to protect them from loss of value, and could receive reimbursement of legal expenses incurred in connection with certain claims for benefits under the plan.

In order to be eligible for benefits under the Work Force Stabilization Plan, an eligible employee must terminate employment on or before March 12, 2004. The Work Force Stabilization Plan automatically terminates when all benefits payable under it have been paid.

Stock Ownership

Holdings of Major Shareholders

The following table sets forth certain information regarding the beneficial ownership as of February 29, 2004 of shares of ConocoPhillips common stock by each person or entity known to ConocoPhillips to be a beneficial owner of 5% or more of ConocoPhillips common stock.

MAJOR SHAREHOLDERS TABLE

	Common Stock
Name and Address	Number of Shares	Percent of Class
AXA Financial, Inc.(1) 1290 Avenue of the Americas New York, New York 10104	45,831,307	6.7%

Vanguard Fiduciary Trust Company(2) 500 Admiral Nelson Blvd. Malvern, Pennsylvania 19355	62,877,126	9.2%

(1)	Based on a Schedule 13G filed with the SEC on February 10, 2004, by AXA Financial, Inc., on behalf of itself, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA. Includes 42,765,505 shares beneficially owned by Alliance Capital Management L.P. and 62,743 shares beneficially owned by The Equitable Life Assurance Society of the United States, each of which are subsidiaries of AXA Financial, Inc. and operate under independent management. Also includes 9,901 shares beneficially owned by AXA Investment Managers Paris (France), 36,999 shares beneficially owned by AXA Investment Managers UK Ltd, 21,900 shares beneficially owned by AXA Investment Managers Den Haag, 244,800 shares beneficially owned by AXA Konzern AG (Germany), and 2,748,358 shares beneficially owned by AXA Rosenberg Investment Management LLC, each of which are subsidiaries of AXA.

(2)	Based on a Schedule 13G filed with the SEC on January 29, 2004, by Vanguard Fiduciary Trust Company, in its capacity as trustee for ConocoPhillips’ Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan, and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips’ Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

Holdings of Officers and Directors

The following table sets forth the number of shares of common stock beneficially owned on February 29, 2004, by each ConocoPhillips director, by each Named Executive Officer and by all directors and executive officers as a group:

	Common Stock
Name	Number of Shares(1)	Percent of Class
Richard H. Auchinleck	11,575	*
Norman R. Augustine	30,315	*
William B. Berry	150,494	*
David L. Boren	11,977	*
John A. Carrig	296,732	*
James E. Copeland, Jr.	11,359	*
Kenneth M. Duberstein	14,895	*
Archie W. Dunham(2)	3,417,853	*
Ruth R. Harkin(3)	15,181	*
Larry D. Horner	24,653	*
Charles C. Krulak	12,286	*
Frank A. McPherson	16,095	*
James J. Mulva(4)	2,903,654	*
Jim W. Nokes	708,549	*
William K. Reilly	19,789	*
William R. Rhodes	34,801	*
J. Stapleton Roy	4,428	*
Victoria J. Tschinkel(5)	24,918	*
Kathryn C. Turner	17,802	*
Directors and Executive Officers as a Group (23 persons)	8,255,673	1.1%

*	Less than 1%.

(1)	Includes restricted or deferred stock units, the following number of which may be voted or sold only upon passage of time: Mr. Auchinleck — 8,813; Mr. Augustine — 18,992; Mr. Berry — 15,194, Mr. Boren — 11,927; Mr. Carrig — 82,428; Mr. Copeland — 1,359; Mr. Duberstein — 8,445; Mr. Dunham — 253,963; Ms. Harkin — 5,044; Mr. Horner — 19,379; Mr. Krulak — 7,732; Mr. McPherson — 5,641; Mr. Mulva — 128,815; Mr. Nokes — 16,950; Mr. Reilly — 9,163; Mr. Rhodes — 5,044; Mr. Roy — 3,317; Ms. Tschinkel — 16,288; and Ms. Turner — 11,987. Also includes beneficial ownership of the following number of shares of common stock which may be acquired within 60 days of February 29, 2004 through stock options awarded under compensation plans: Mr. Berry — 91,923; Mr. Carrig — 139,837; Mr. Duberstein — 2,007; Mr. Dunham — 3,044,049; Ms. Harkin — 5,890; Mr. Krulak — 2,007; Mr. McPherson — 5,890; Mr. Mulva — 2,073,270; Mr. Nokes — 640,944; Mr. Reilly — 5,890; and Mr. Rhodes — 5,890.

(2)	Includes 22,716 shares of common stock held in Dunham Management Trust, a revocable grantor trust.

(3)	Includes 23 shares of common stock owned by Ms. Harkin’s daughter.

(4)	Includes 20,101 shares of common stock issuable in connection with performance units, which may not be voted or sold until May 8, 2005. The actual number of shares of common stock payable with respect to these performance units varies from 11,998 to 20,101 depending upon the price of our common stock on May 8, 2005.

(5)	Includes 171 shares of common stock owned by the Erica Tschinkel Trust and 24,747 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10% of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file. To ConocoPhillips’ knowledge, based solely on a review of the copies of such reports furnished to it and written representations of our officers and directors, during the year ended December 31, 2003, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis.

Certain Relationships and Related Transactions

Mr. McPherson’s adult son, Kenneth McPherson, has been a non-executive employee of the Company for 23 years. He received aggregate compensation of $236,763 for 2003. The components of his compensation included his base salary and bonus, as well as expatriate supplements, allowances, and tax reimbursements in connection with his assignment in a foreign country.

Proposal to Ratify the Appointment of Ernst & Young LLP

(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2004. The Audit and Compliance Committee has appointed Ernst & Young to serve as independent auditors.

What services do the independent auditors provide?

Audit services of Ernst & Young for fiscal 2003 included an audit of our consolidated financial statements and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain services related to the consolidated quarterly reports and annual and other periodic reports and other services as described in the next question.

How much were the independent auditors paid for 2003 and 2002?

Ernst & Young’s fees for professional services totaled $15.4 million for 2003 and $12.2 million for 2002. Ernst & Young’s fees for professional services included the following:

•	Audit Services — fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, accounting consultations, and Sarbanes-Oxley Section 404 attest services, were $10.0 million in 2003 and $7.8 million in 2002.

•	Audit-Related Services — fees for audit-related services, which consisted of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations were $3.6 million in 2003 and $0.8 million in 2002.

•	Tax Services — fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $1.6 million in 2003 and $2.9 million in 2002. Fees for tax compliance, including expatriate tax return preparation and foreign trade zone compliance services, were $1.1 million and $.8 million in 2003 and 2002, respectively. Fees for tax planning and advisory services were $.5 million in 2003 and $2.1 million in 2002, primarily related to merger integration. Expatriate tax services provided by Ernst & Young are being phased out beginning in 2003.

•	Other Services — fees for other services, which primarily related to financial planning assistance for employees, certain risk management advisory services, actuarial services, and forensic audit services, were $0.2 million in 2003 and $0.8 million in 2002. Services for financial planning assistance to employees were phased out in 2003 and actuarial services were phased out in 2002.

The Audit and Compliance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded that they did not.

The Audit and Compliance Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by Ernst & Young to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit and Compliance Committee in approving services to ensure that Ernst & Young’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Ernst & Young must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee has delegated to the Chair and one other member of the Committee the authority to approve permitted services. Such approval must be reported to the entire Committee at the next scheduled meeting.

Will a representative of Ernst & Young be present at the meeting?

Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the shareholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Compliance Committee will reconsider the appointment.

What does the Board recommend?

THE AUDIT AND COMPLIANCE COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT AUDITORS

FOR THE YEAR 2004.

Proposal to Approve the 2004 Omnibus Stock and Performance Incentive Plan.

(Item 3 on the Proxy Card)

What am I voting on?

We are asking you to approve our 2004 Omnibus Stock and Performance Incentive Plan (the “Plan”), as set forth in Appendix C to this proxy statement. The Plan will only become effective upon approval by shareholders. The Plan was unanimously approved by our Board on February 8, 2004, and the plan will, among other things, allow the issuance of up to 35 million shares of common stock for compensation to our employees, directors, and consultants. The Plan will replace the three plans currently available to the company, two of which are plans approved by shareholders of Conoco prior to the merger and the other of which is a plan approved by shareholders of Phillips prior to the merger. Reserves remaining under those heritage company plans if the Plan is approved by shareholders will be used to offset the limit of 35 million shares noted above, so that upon approval no more than 35 million shares may be issued under the Plan, and the heritage plans will no longer be used for further awards. There are currently approximately 23.8 million shares of common stock available for awards under the heritage plans. Additionally, shares currently subject to awards under the Plan or the heritage plans may become available from time to time for awards under the Plan to the extent that such shares are not actually delivered (whether due to forfeiture, withholding for taxes or any other reason), or to the extent previously issued shares are used to pay the exercise price or cover withholding obligations or are similarly reacquired by the Company.

The 35 million shares available for issuance under the Plan would represent approximately 5.1 percent of the company’s outstanding shares as of February 29, 2004. This level of dilution is comparable to that of our peer group of companies and is consistent with the Board’s preference for conservative compensation practices.

Approval of the Plan by our shareholders also will preserve our ability to fully deduct performance-based awards under the Plan under section 162(m) of the Internal Revenue Code for a five-year period. If, however, our shareholders do not approve the Plan, performance-based awards under the heritage plans will continue to be fully deductible under section 162(m) until 2006 for the heritage Conoco plans as a result of shareholder approval of those plans at the 2001 special meeting of shareholders of Conoco and until 2007 for the heritage Phillips plan as a result of shareholder approval of that plan at the 2002 annual meeting of shareholders of Phillips.

The primary objectives of the Plan are:

•	To attract and retain the services of employees, directors, and consultants; and

•	To further our interests and our shareholders’ interests by providing incentives in the form of awards to such persons.

In accordance with these objectives, the Plan is designed to enable our employees, directors, and consultants to acquire or increase their ownership of our common stock. The Plan is designed to compensate employees, directors, and consultants for the creation of shareholder value. The Plan is also designed with the intent of placing more of executive compensation at risk and in the longer term. The Plan provides variable long-term compensation to employees, directors, and consultants that is consistent with the philosophy adopted by the Compensation Committee as set out in its Report on Executive Compensation set forth on page 14 of this proxy statement. This philosophy is based on the fundamental principles of pay for performance and external competitiveness, and the Board of Directors sees this Proposal 3 as a means of further aligning the goals of our employees, directors, and consultants with those of the shareholders.

While all of our employees, directors, and consultants would be eligible to participate in the Plan, it is expected that most awards under the Plan would be made to our key employees, typically senior officers, managers, and technical and professional personnel. As of February 29, 2004, the following options, stock appreciation rights, restricted stock awards, and restricted stock unit awards (including those under all prior plans, whether reserves have been used or still exist to allow further issuance of awards) were outstanding under the heritage plans:

•	Options to purchase approximately 45.6 million shares of our common stock at a weighted average price of $50.38, of which approximately 43.4 million shares were subject to vested options;

•	Stock appreciation rights with respect to approximately 932 thousand shares of our common stock at a weighted average price of $45.17, all of which are vested;

•	Approximately 400 thousand shares of our common stock subject to restricted stock awards; and

•	Approximately 2.7 million shares outstanding as restricted stock units.

Our Board of Directors believes that continued use of the heritage plans is less desirable than moving to a new plan for the merged company, especially in light of changes to New York Stock Exchange listing rules and other tax and regulatory changes since the approvals by the shareholders of Conoco and of Phillips of the plans currently in use. Our Board of Directors believes the heritage plans are achieving their objectives and believes that to continue to carry out the objectives for the next several years, it is necessary to have an increase in the number of shares of common stock available for issuance larger than that remaining reserved for issuance under the heritage plans.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Under the rules of the New York Stock Exchange, votes representing more than 50% of our outstanding shares of common stock must be cast at the meeting. Broker non-votes are not considered votes cast for this purpose.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF OUR 2004 OMNIBUS STOCK

AND PERFORMANCE INCENTIVE PLAN.

Summary of Our 2004 Omnibus Stock and Performance Incentive Plan

The following summary of our 2004 Omnibus Stock and Performance Incentive Plan is qualified by reference to the full text of the Plan, which is attached as Appendix C to this proxy statement.

Eligibility

Employees eligible for awards under the Plan are all employees of the Company and it subsidiaries, as well as individuals whom our Compensation Committee expects to become employees within six months of the date of grant, whose performance can have a significant effect on our success, with such award being subject to the individual actually becoming an employee within such time period and to such other terms and conditions as may be established by the Compensation Committee. The Committee would determine from among the employees of the company, all of whom are eligible participants, who would be designated as a participant. It is currently the Committee’s expectation to limit eligibility to an executive, management, technical, and professional group, defined by the level of job responsibility. This is consistent with our current practice under the heritage plans, under which approximately 3,100 of our employees received awards in February 2004. Directors eligible for awards under the Plan are those who are not our employees. Awards may also be made to consultants of the company, although this authority has not been used by the Company or its predecessors in the past even though available under one of the heritage plans.

Authorized Shares and Limits

Subject to shareholder approval, we have reserved a total of 35 million shares of common stock (including approximately 23.8 million shares of common stock remaining in the reserves of the heritage plans as of February 29, 2004) for issuance in connection with the Plan. If shareholders approve the Plan, then of the 35 million shares reserved for issuance under the Plan, the number of shares of common stock available for incentive stock options will be 20 million shares, and no more than 20 million shares may be used for awards in stock. The number of shares authorized to be issued under the Plan is subject to adjustment for stock splits, stock dividends, recapitalizations, mergers, or similar corporate events. Upon shareholder approval of the Plan, the heritage plans will no longer be available for use for new awards, although prior awards will continue to be valid.

The Plan contains limitations with respect to awards that may be made. If shareholders approve the Plan, the following limitations will apply to any awards made under the Plan:

•	No participant may be granted, during any calendar year, employee awards consisting of stock options or SARs that are exercisable for or relate to more than 2,500,000 shares of common stock;

•	No participant may be granted, during any calendar year, employee awards consisting of stock awards covering or relating to more than 2,000,000 shares of common stock;

•	No participant may be granted employee awards consisting of cash or in any other form permitted under the Plan, other than employee awards consisting of stock options or SARs or stock awards, for any calendar year having a value determined on the date of grant in excess of $10,000,000;

•	No participant may be granted, during any calendar year, director awards consisting of stock options or SARs that are exercisable for or relate to more than 250,000 shares of common stock; and

•	No participant may be granted, during any calendar year, director awards consisting of stock awards covering or relating to more than 100,000 shares of common stock.

Potential Dilution

The maximum number of shares that may be issued under the Plan represents approximately 5.1 percent of the total number of shares of ConocoPhillips common stock outstanding on February 29, 2004, excluding treasury shares.

As shown in the table and notes on page 25 of this proxy statement, at year-end 2003, approximately 27.4 million shares remained issuable under the heritage plans. After awards granted through the end of February 2004, 23.8 million shares remain available for potential grants under the heritage plans. The total number of shares issuable under the heritage plans added together with the shares issuable under the proposed Plan represent approximately 5.1 percent of the company’s outstanding shares on February 29, 2004. The closing price per share of our common stock at the end of February as reported by the New York Stock Exchange corporate transaction system was $68.87.

Award Terms

Our Compensation Committee determines the types of employee awards made under the Plan and designates the senior officers or directors who are to be the recipients of such awards. Our Compensation Committee has delegated to the Chief Executive Officer (acting as a special awards committee of the Board of Directors) the designation of other recipients of awards under the heritage plans and expects to continue that practice under the Plan. The Board of Directors determines the types of director awards made under the Plan. We refer to the Board of Directors or the committee authorized to grant awards under the Plan (or the heritage plans) as the “Granting Committee.”

Awards are subject to the terms, conditions, and limitations as determined by the Granting Committee. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the Plan or any of our other employee plans or our subsidiaries’ employee plans. An award may provide for the grant or issuance of additional, replacement, or alternative awards upon the occurrence of specified events, including the exercise of the original award. At the discretion of the Granting Committee, a recipient of an award may be offered an election to substitute an award for another award or awards of the same or different type. All or part of an award may be subject to conditions established by the Granting Committee, which may include, but are not limited to, continuous service with the company, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates, and other comparable measurements of performance. Upon the termination of service by a recipient, any unexercised, deferred, unvested, or unpaid awards will be treated as set forth in the applicable award agreement.

A stock option granted under the Plan may consist of either an incentive stock option that complies with the requirements of section 422 of the Internal Revenue Code or a nonqualified stock option that does not comply with those requirements. Incentive stock options and nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the date of grant and, subject to certain adjustment provisions of the Plan that apply only on specified corporate events, the exercise price of an option granted under the Plan may not be decreased. Subject to limitations, the terms, conditions, and limitations applicable to any stock options, including the term of any stock options and the date or dates upon which they become exercisable, will be determined by the Granting Committee.

A stock appreciation right, or SAR, may be granted under the Plan to the holder of a stock option with respect to all or a portion of the shares of common stock subject to the stock option or may be granted separately. The terms, conditions, and limitations applicable to any SARs, including the term of any SARs and the date or dates upon which they become exercisable, will be determined by the Granting Committee.

Stock awards consist of restricted and non-restricted grants of common stock or units denominated in common stock. The terms, conditions, and limitations applicable to any stock awards will be determined by the Granting Committee. Without limiting the foregoing, rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the Granting Committee. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and dividend equivalents for stock awards. Subject to earlier voting upon death, disability, layoff, retirement or change in control, stock awards that are not performance-based will vest over a minimum period of three years, and stock awards that are performance-based will vest over a minimum period of one year.

Cash awards consist of grants denominated in cash. The terms, conditions, and limitations applicable to any cash awards will be determined by the Granting Committee.

Performance awards consist of grants made subject to the attainment of one or more performance goals and may be intended to meet the requirements of qualified performance-based compensation under section 162(m) of the Internal Revenue Code. A performance award will be paid, vested, or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the Compensation Committee prior to the earlier of:

•	90 days after the commencement of the period of service to which the performance goals relate, and

•	The lapse of 25% of the period of service.

A performance goal may be based upon one or more business criteria that apply to the employee, one or more business units of the company, or the company as a whole, and may include any of the following: increased revenue; net income measures; stock price measures; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization; economic value added; cash flow measures; return measures, operating measures; expense measures; margins; shareholder value; total shareholder return; reserve addition; proceeds from dispositions; production volumes; refinery runs; reserve replacement ratio; refinery utilizations; total market value; and corporate values measures. Prior to the payment of any compensation based on the achievement of such performance goals, the Compensation Committee must certify in writing that the applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing, the terms, conditions, and limitations applicable to any performance awards will be determined by the Granting Committee.

Unless otherwise provided in an award agreement, in the event of a “change in control” of the company, awards held by a participant that were not previously vested or exercisable become fully vested and exercisable and generally remain exercisable for the remainder of their term if the participant is still in the service of the company at the time of the change in control.

The Plan is not qualified under section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Awards Granted

The allocation of awards in 2004 under the Plan for participants other than nonemployee directors is not currently determinable since allocation is dependent on future decisions of the Granting Committee, subject to applicable provisions of the Plan. Nonemployee directors receive annual grants of restricted stock units denominated in common stock with a value on the date of grant of $90,000. On January 15, 2004, each nonemployee director received restricted stock units covering 1,375 shares of our common stock (except for Mr. Copeland, who received restricted stock units covering 1,359 on February 9, 2004, after his election to the Board of Directors). For information about options and other awards granted under the heritage plans in 2003 to our Chief Executive Officer and our four other most highly compensated executive officers at the end of 2003, see “Compensation of Executive Officers and Directors — Executive Officers.” Awards made prior to the approval of the Plan by shareholders have been, and will continue to be, made under the heritage plans.

Administration of the Plan

The Compensation Committee will administer the Plan with respect to employee awards, as it has done under the heritage plans. The Compensation Committee has full and exclusive power to administer the Plan and take all actions specifically contemplated by the Plan or necessary or appropriate in connection with its administration. The Compensation Committee has the full and exclusive power to interpret the Plan and to adopt such rules, regulations, and guidelines for carrying out the Plan as the Committee may deem necessary or proper in keeping with its objectives. The Compensation Committee may, in its discretion, extend or accelerate the exercisability of, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in any award granted under the Plan, waive any restriction or other provision of the Plan or in any award granted under the Plan, or otherwise amend or modify any award granted under the Plan in any manner that either is not adverse to the recipient holding the award or is consented to by the recipient. The Compensation Committee may delegate to our Chief Executive Officer and other senior officers its duties under the Plan. The Committee also may engage or authorize the engagement of third-party administrators to carry out administrative functions under the Plan. The Compensation Committee may also correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award granted under the Plan. Any decision of the Compensation Committee in the interpretation and administration of the Plan shall be within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned. With respect to director awards, the Board of Directors shall have the same powers, duties and authority as the Compensation Committee has with respect to employee awards.

Term

No award may be made under the Plan following the tenth anniversary of the date stockholders approve the Plan.

Amendment of the Plan

The Board of Directors may amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any participant under any award previously granted to such participant shall be made without the consent of the participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the company’s common stock is listed. Furthermore, without the prior approval of the company’s shareholders, options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted option (except for adjustment for stock splits, stock dividends, recapitalizations, mergers, or similar corporate events).

Federal Income Tax Consequences of the Plan

The following is a discussion of material U.S. federal income tax consequences to participants in the Plan. This discussion is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and rulings of the Internal Revenue Service in effect on the date of this proxy statement. This discussion does not purport to be complete, and does not cover, among other things, state, local, or foreign tax treatment of participation in the Plan. Furthermore, differences in participants’ financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary.

Participants will not realize taxable income upon the grant of a nonqualified stock option or SAR. Upon the exercise of a nonqualified stock option or SAR, the employee or nonemployee director will recognize ordinary income, subject, in the case of employees, to tax withholding by the company, in an amount equal to the excess of the amount of cash and the fair market value on the date of exercise of the common stock received over the exercise price, if any, paid therefor. The employee or nonemployee director will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a nonqualified stock option, that equals the fair market value of such shares on the date of exercise. Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Employees will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause such employee to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the employee’s regular tax liability in a later year to the extent the employee’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of stock received upon exercise of an incentive stock option that has been held for the requisite holding period (generally one year from the date of exercise and two years from the date of grant), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the stock. However, if an employee disposes of stock that has not been held for the requisite holding period, the employee will recognize ordinary income in the year of the disqualifying disposition to the extent that the fair market value of the stock at the time of exercise of the incentive stock option, or, if less, the amount realized in the case of an arm’s-length disqualifying disposition to an unrelated party, exceeds the exercise price paid by the employee for such stock. The employee would also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition, in the case of an arm’s-length disposition to an unrelated party, such excess would ordinarily constitute a capital loss.

We are generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes such a disqualifying disposition, we will generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee under the rules described in the preceding paragraph.

An employee will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time such cash is otherwise made available for the employee to draw upon it. An employee will not have taxable income upon the grant of a stock award in the form of units denominated in common stock but rather will generally recognize ordinary compensation income at the time the employee receives common stock or cash in satisfaction of such stock unit award in an amount equal to the fair market value of the common stock or cash received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a stock award or performance award in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the common stock when such stock is received.

An employee will be subject to tax withholding for federal, and generally for state and local, income taxes at the time the employee recognizes income under the rules described above with respect to common stock or cash received pursuant to a cash award, performance award, stock award, or stock unit award. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. A participant’s tax basis in the common stock received will equal the amount recognized by the employee as compensation income under the rules described in the preceding paragraph, and the employee’s holding period in such shares will commence on the date income is so recognized.

Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules. Section 162(m) of the Internal Revenue Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by the company for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The Plan permits the Compensation Committee to structure grants and awards made under the Plan to “covered employees” as performance-based compensation that is exempt from the limitations of section 162(m). However, the Compensation Committee may award compensation that is or may become non-deductible, and expects to consider whether it believes such grants are in the best interest of the company, balancing tax efficiency with long-term strategic objectives.

Shareholder Proposal: Limitation on Executive Compensation.

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Marvin L. Peterson, 2028 N. 6th Street, Ponca City, Oklahoma 74601, holder of 413 shares of common stock.

What is Mr. Peterson’s proposal?

Mr. Peterson has submitted the following proposal:

ConocoPhillips report that the ‘increase in amount of company contributions to medical costs have been limited to 4% annual increase since the “early/ mid 1990’s.’ This proposal will adjust total compensation of all officers, directors, and any other employees with total compensation (salary, bonus, value of stock options and any other class of compensation) greater than $300,000 to the values at the time that these medical cost limits on company medical contributions were put in place adjusted for an increase of no greater 4% annually or the average per capita increase in employee and retired employees medical costs which ever is less.

The proposal comes about because some employees received very large compensation in the year 2002. See page 20 of ‘Notice of 2003 Annual shareholders Meeting’.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Compensation Committee and the Board believe the executive compensation constraints suggested by this proposal and in Item 5 below — Commonsense Executive Compensation Proposal — would be detrimental to the interests of the shareholders. The executive compensation program should continue to reflect overall business performance and the competitive dynamics of the marketplace. The Board believes that freezing or using formulas to determine executive compensation would severely restrict the Company’s ability to maintain the overall competitiveness of its compensation structure to the detriment of the Company and its shareholders. Furthermore, as described in “Employment Agreements” on page 27 of this proxy statement, the Company has entered into contractual commitments with the Chairman, Mr. Dunham, and the CEO, Mr. Mulva, which would not conform to this proposal.

Responsibility for determining the executive compensation structure and compensation for senior executives (including salary, bonus, and incentive awards) rests with the Compensation Committee. The Compensation Committee is made up of independent non-employee directors who do not participate in any of the compensation plans they administer. The basic tenet of the executive compensation program is to attract, develop, motivate, and retain executives with the skills and expertise to manage the operations of a corporation as large and complex as ConocoPhillips and guide the Company to achieving its goals and maintaining its leadership position in the energy industry. The compensation structure is based primarily on competitive positioning with significant consideration given to business performance, including total shareholder return and return on capital employed. Other non-financial factors are also taken into account, including demonstrated leadership and the Company’s core values of safety, ethics, and environmental stewardship.

As stated in the Report on Executive Compensation issued by the Compensation Committee and set forth starting on page 14 of this Proxy Statement, the Committee does not assign specific weights to any of these factors, as the Compensation Committee does not think that quantitative measures or arbitrary formulas alone are sufficient for determining executive compensation. Efforts to change the Company’s executive compensation program to a formula driven system could jeopardize the Company’s ability to maintain a competitive compensation system which attracts, retains, and motivates key executives and would not, therefore, be in the best interests of the Company and its shareholders.

The Compensation Committee and the Board believe that the executive compensation program is appropriately designed with its focus on competitive salaries and incentives and the Company’s core values. Executive compensation should not be fixed by arbitrary or pre-determined formulas and constraints.

Shareholder Proposal: Commonsense Executive Compensation Proposal.

(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by United Brotherhood of Carpenters Pension Fund, 101 Constitution Avenue, N.W., Washington, D.C. 20001, holder of 11,400 shares of common stock.

What is the United Brotherhood of Carpenters Pension Fund’s proposal?

You are being asked to adopt the following resolution:

Resolved, that the shareholders of ConocoPhillips (“Company”) request that the Company’s Board of Directors and its Executive Compensation Committee replace the current system of compensation for senior executives with the following “Commonsense Executive Compensation” program including the following features:

(1) Salary — The chief executive officer’s salary should be targeted at the mean of salaries paid at peer group companies, not to exceed $1,000,000 annually. No senior executive should be paid more than the CEO.

(2) Annual Bonus — The annual bonus paid to senior executives should be based on well-defined quantitative (financial) and qualitative (non-financial) performance measures. The maximum level of annual bonus should be a percentage of the executive’s salary level, capped at 100% of salary.

(3) Long-Term Equity Compensation — Long-term equity compensation to senior executives should be in the form of restricted shares, not stock options. The restricted share program should utilize justifiable performance criteria and challenging performance benchmarks. It should contain a vesting requirement of at least three years. Executives should be required to hold all shares awarded under the program for the duration of their employment. The value of the restricted share grant should not exceed $1,000,000 on the date of grant.

(4) Severance — The maximum severance payment to a senior executive should be no more than one year’s salary and bonus.

(5) Disclosure — Key components of the executive compensation plan should be outlined in the Compensation Committee’s report to shareholders, with variances from the Commonsense program explained in detail.

The Commonsense compensation program should be implemented in a manner that does not violate any existing employment agreement or equity compensation plans.

The United Brotherhood of Carpenters Pension Fund submitted the following supporting statement:

We believe that compensation paid to senior executives at most companies, including ours, is excessive, unjustified, and contrary to the interests of the Company, its shareholders, and other important corporate constituents. CEO pay has been described as a “wasteland that has not been reformed.” (Institutional Shareholder Services senior vice-president, Wall Street Journal, “Executive Pay Keeps Rising, Despite Outcry,” October 3, 2003). As of 2002, the CEO-worker pay gap of 282-to-1 was nearly seven times as large as the 1982 ratio of 42-to-1 according to the United for a Fair Economy’s Tenth Annual CEO Compensation Survey (“Executive Excess 2003 CEO’s Win, Workers and Taxpayers Lose.”)

We believe that it is long past time for shareholders to be proactive and provide companies clear input on the parameters of what they consider to be reasonable and fair executive compensation. We believe that executive compensation should be designed to promote the creation of long-term corporate value. The Commonsense Executive Compensation principles seek to focus senior executives, not on quarterly performance numbers, but on long-term corporate value growth, which should benefit all the important constituents of the Company. We challenge our Company’s leadership to embrace the ideas embodied in the Commonsense proposal, which still offers executives the opportunity to build personal long-term wealth but only when they generate long-term corporate value.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Compensation Committee and the Board believe the executive compensation constraints suggested by this proposal and in Item 4 above — Limitation on Executive Compensation Proposal — could jeopardize the corporation’s ability to maintain a competitive compensation system which attracts, retains, and motivates key executives and would not, therefore, be in the best interests of the Company and its shareholders. In addition to the reasons given in response to Item 4 above — Limitation on Executive Compensation Proposal — it should be noted that disclosure of the key components of the executive compensation program of the Company is already the established practice of the Company. The philosophy and underpinnings of the executive compensation program are disclosed to shareholders in the Compensation Committee Report, with specific details for the top executives being shown in the various compensation tables set forth in this proxy statement. Furthermore, the limitations contained in this proposal would, if implemented immediately, violate the terms of the employment agreements with the Chairman, Mr. Dunham, and the CEO, Mr. Mulva, as shown in their description on page 27 of this proxy statement. With regard to other senior executives, the proposal could cause a reduction in compensation, the consequence of which might include large and rapid turnover among the most experienced leaders of the Company, combined with the inability of the Company to replace the senior executives with equally experienced and knowledgeable persons. The Compensation Committee has changed the composition of the executive compensation programs recently to increase the component of performance-based restricted stock and reduce the component of stock options, and with regard to employees below the level of senior executives, to discontinue stock options and replace them with restricted stock, although the Compensation Committee did not consider it best to eliminate stock options as a part of the package for senior executives. These programs and the changes to them are described in the Report on Executive Compensation issued by the Compensation Committee and included in this proxy statement beginning on page 14.

The Compensation Committee and the Board believe that the executive compensation program is appropriately designed with its focus on competitive salaries and incentives and the Company’s core values. Executive compensation should not be fixed by arbitrary or pre-determined formulas and constraints.

Shareholder Proposal: Drilling in the Arctic National Wildlife Refuge Proposal.

(Item 6 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by The Green Century Capital Management, Inc. (“Green Century”), 29 Temple Place, Suite 200, Boston, MA 02111-1356, holder of 72 shares of common stock. This proposal also was submitted by four proponents who co-filed with Green Century.

What is the Proposal?

You are being asked to adopt the following resolution:

“Resolved, the Shareholders request that Board of Directors prepare a report, at reasonable cost and omitting proprietary information, on the potential environmental damage that would result from drilling for oil and gas in the coastal plain of the Arctic National Wildlife Refuge. The report should examine the financial costs and expected return from drilling in the Arctic Refuge, as well as the possible impacts to our company’s value from such an action.”

The proponents submitted the following supporting statement:

“Ninety-five percent of Alaska’s most promising oil-bearing lands are already open for development, but it is imperative that we continue to protect the wildlife, fish and wilderness that make up the rest of this invaluable part of our American heritage.” – President Jimmy Carter (1995)

Once part of the largest intact wilderness area in the United States, Alaska’s North Slope now hosts one of the world’s largest industrial complexes. More than 1500 miles of roads and pipelines and thousands of acres of industrial facilities sprawl over some 400 square miles of once pristine arctic tundra. Oil operations on the North Slope annually emit roughly 43,000 tons of nitrogen oxide and 100,000 metric tons of methane, emissions that contribute to smog, acid rain, and global warming. The coastal plain is the biological heart of the Arctic Refuge, to which the vast Porcupine River Caribou heard migrates each spring to give birth and raise its young. The Department of Interior concluded that development in the coastal plain would result in major adverse impacts to the caribou, damaging or displacing up to forty percent of the herd. The coastal plain also serves as crucial habitat for muskoxen, polar bears, and at least 135 bird species that gather there for breeding, nesting and migratory activities.

Drilling would also harm the Gwich’in, Indians who have lived near the Arctic Refuge for thousands of years. The Gwich’in, which means “people of the caribou,” depend on the caribou for food, clothing and as a link to their traditional way of life.

Balanced against these priceless resources is the negligible potential for economic gain. At a price of $15-$16 a barrel, the estimated price at which ConocoPhillips evaluates upstream projects, combined with our Company’s goal of a 12 percent return on investment, the U.S. Geological Survey estimates that there is no economically recoverable oil in the Arctic Refuge.

Vote YES for this proposal, which will improve our Company’s reputation as a leader in environmentally responsible energy recovery.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Arctic National Wildlife Refuge (“ANWR”) is an area of approximately 19 million acres located on Alaska’s northernmost coast. The Coastal Plain makes up about 1.5 million acres within ANWR, or approximately 8 percent. The company does not own, and has never owned, any land or mineral interests in the Coastal Plain, or anywhere in ANWR, and is not currently pursuing acquisition of any rights in oil or gas exploration or production there. Furthermore, federal law prohibits the Company from exploring or drilling for oil and gas in the Coastal Plain. For these reasons, the report called for by this proposal would be entirely hypothetical and premature. The Board believes that preparing speculative reports on hypothetical exploration and drilling projects that, even if contemplated, would be impossible for the Company to conduct, is an inappropriate use of valuable corporate resources, and would provide shareholders no useful information.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired D.F. King & Co., Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying D.F. King and Co., Inc. a fee of $13,500, plus expenses.

Submission of Future Shareholder Proposals

Under SEC rules, a shareholder who intends to present a proposal, including the nomination of directors, at the 2005 Annual Meeting of Shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than December 6, 2004.

Shareholders who wish to propose a matter for action at the 2005 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify ConocoPhillips in writing of the information required by the provisions of ConocoPhillips’ by-laws dealing with shareholder proposals. The notice must be delivered to ConocoPhillips’ Corporate Secretary between January 7, 2005 and February 6, 2005. You can obtain a copy of ConocoPhillips’ by-laws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com under our “Corporate Governance” caption.

All written proposals should be directed to E. Julia Lambeth, Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079.

The Committee on Directors’ Affairs is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by shareholders. If you wish to have the Committee on Directors’ Affairs consider a nominee for director, you must send a written notice to ConocoPhillips’ Corporate Secretary at the address provided above and include the information required by our By-Laws and discussed on page 12 of this proxy statement.

Availability of Form 10-K and Annual Report to Shareholders

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the financial statement schedules, are available without charge to shareholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

If you are a holder of record of our shares, you received a communication from our transfer agent, Mellon Investor Services LLC, regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may communicate with Mellon Investor Services LLC by telephone (800-356-0056) or by facsimile (201-329-8967).

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A

Categorical Standards

Director Independence

As required by the listing standards of the New York Stock Exchange, a majority of the members of the Board must be independent. A director is independent if the Board determines that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and such director is not otherwise automatically deemed to be not independent by applicable NYSE listing standards. The Board has determined that any director meeting the following categorical standards shall automatically be deemed not to have any material relationship with the Company, and shall be independent:

•	A director who has not received, and whose immediate family members have not received, for the past three years, more than $100,000 per year in direct compensation from the Company. Director and committee fees, pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and compensation received by an immediate family member for service as a non-executive employee of the Company are not considered in making this determination;

•	A director who is not, and for the past three years has not been, an employee of the Company and who does not have an immediate family member who is, or for the past three years has been, an executive officer of the Company;

•	Until November 4, 2004, a director who is not, and has not for the past year been, an employee of the Company;

•	A director who is not, and has not for the past three years been, affiliated with or employed by a present or former internal or external auditor of the Company, and who has no immediate family members who are, or have during the last three years been affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;

•	A director who is not, and for the past three years has not been, employed as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee and who has no immediate family members who have been employed as an executive officer for such company during the past three years;

•	A director who has no personal service contract with the Company, any subsidiary or affiliate of the Company or any member of senior management;

•	A director who is not, and in the previous three years has not been, an employee or executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

An immediate family member shall include the director’s spouse, parents, children, siblings, in-laws and anyone who resides in the director’s home.

The Committee on Directors’ Affairs is responsible for assessing compliance with these standards on an annual basis. Any director who does not meet these standards will be referred to the Board, and the Board will review the relationship or transaction that prevents such director from meeting these standards and make a determination of whether such relationship or transaction is a material relationship with the Company.

A-1

APPENDIX B

Audit and Compliance Committee Charter

Purpose

The Audit and Compliance Committee (the “Committee”) is appointed by the Board of Directors (“Board”) of ConocoPhillips (the “Company”) to assist the Board in fulfilling its oversight responsibilities by performing the following:

•	Discuss with management, the independent auditors, and the internal auditor the integrity of the Company’s accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•	Monitor the qualifications, independence and performance of the Company’s independent auditors and internal auditors.

•	Monitor the Company’s overall direction and compliance with legal and regulatory requirements and corporate governance including its code of business conduct and ethics.

•	Maintain open and direct lines of communication with the Board and Company’s management, internal auditors and independent auditors.

Authority

The Committee will have the authority to retain special legal, accounting or other experts for advice, consultation or special investigation. The Committee may request any officer or employee of the Company, the Company’s outside legal counsel, or the independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee. The Committee may also, to the extent it seems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Committee will have full access to the books, records and facilities of the Company.

Responsibilities

In carrying out its oversight responsibilities, the Committee shall:

Financial Statement and Disclosure Matters

1.	Review and discuss the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, with management and the independent auditors, and make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial results prior to the filing of the Form 10-Q, including disclosures made in Management’s Discussion and Analysis, the results of the independent auditors’ review of the quarterly financial statements.

3.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or Generally Accepted Accounting Principles (GAAP) methods on the Company’s financial statements.

4.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures related to the Company’s financial statements.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Discuss with the independent auditors the matters required to be discussed by American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 61 (Communication with Audit Committees). In particular, discuss:

•	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

•	The management letter provided by the independent auditor and the Company’s response to that letter.

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Independent Auditor Matters

7.	Approve the appointment of the independent auditor, which firm is ultimately accountable to the Audit and Compliance Committee of the Board, as the shareholders’ representatives. Determine and approve audit engagement fees and other compensation to be paid to independent auditors.

8.	Review the experience and qualifications of the senior members of the independent auditor’s team.

9.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor.

10.	Ensure that neither the lead audit partner nor the reviewing audit partner perform audit services for the Company for more than five (5) consecutive fiscal years.

11.	Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

12.	Set policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account during the preceding five-year period and ensure that no person employed by the independent auditor during the preceding one-year period is hired as a chief executive officer, controller, chief financial officer, chief accounting officer, or any equivalent position for the Company.

13.	Discuss with the engagement partner of the independent auditor issues on which he or she was consulted by the Company’s audit team and matters of audit quality and consistency.

14.	Determine whether to retain or terminate the independent auditor and inform the Board of its decision.

15.	Approve, and discuss the scope and approach of, all auditing services (including comfort letters and statutory audits) and any non-audit work to be undertaken by the independent auditor prior to the performance of such work and disclose any such approvals in the Company’s periodic filings.

Internal Audit Matters

16.	Review the internal audit process for establishing the annual internal audit plan and the focus on risk.

17.	Discuss annually (and obtain input from the senior internal auditor executive) the charter, budget, organizational structure, responsibilities, and qualifications of the internal audit staff.

18.	Discuss and approve the appointment, replacement, or dismissal of the senior internal auditor executive.

19.	Discuss significant reported issues to management prepared by the internal audit department and management’s responses to such issues/recommendations.

20.	Discuss written reports to the Committee prepared by the internal audit department evaluating internal controls and risks.

Internal Controls

21.	Discuss with the independent auditors and internal auditors:

•	The adequacy and effectiveness of the Company’s internal controls, including computerized information system controls and security, and consider any recommendations for improvement of such controls.

•	Any related significant findings and recommendations of the external and internal auditors together with management’s responses.

Legal and Tax Matters

22.	Discuss with management (including the General Counsel) the status of significant legal and tax matters that could have a material impact on the Company’s financial statements.

Compliance Matters

23.	Obtain from the independent auditor assurance that Section 10A (a) through (f) of the Securities and Exchange Act of 1934, as amended, has not been implicated.

24.	Discuss with management, the independent auditor and the internal auditor the Company’s compliance with applicable laws and regulations and any material reports, correspondence or inquiries from regulatory or government agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

25.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements, legal business policies, regulatory requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

26.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

27.	Review any report of evidence of a “material violation” made to the Committee pursuant to the Company’s Legal Department Policy Regarding Compliance with SEC Attorney Conduct Rules by any of the Company’s in-house or outside attorneys and take all necessary and appropriate action in response thereto.

Risk Management

28.	Meet periodically with management to discuss the Company’s major risk exposures and the steps taken to insure appropriate processes are in place to identify, manage, and control business risks associated with the Company’s business objectives.

29.	Discuss with management, significant risk management failures, if any, including management’s response.

Membership

The members of the Committee shall be appointed by the Board on the recommendation of the Directors’ Affairs Committee, and shall be comprised of three or more Directors (as determined from time to time by the Board). The Committee shall comply with the independence and experience requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and any other applicable laws.

In fulfilling their responsibilities, it is recognized that members of the Committee are not full-time employees of the Company. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, legal, or accounting reviews or procedures. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

Unless he or she believes to the contrary (in which case, he or she will advise the committee of such belief), each member of the Committee shall be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the Company that it receives information from and (2) the accuracy of the financial, legal, safety, health and environment, and other information provided to the Committee by such persons or organizations.

Meetings

Except as otherwise required by the By-Laws or the Certificate of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

The Chairperson of the Committee shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

The Committee shall make regular reports to the Board, and all actions of the Committee shall be reported to the Board at the next regular meeting of the Board. The Secretary or an Assistant Secretary of the Company shall keep the minutes of the Committee, which shall be distributed to all Board members.

The Committee shall meet at least quarterly with management, the internal auditors, and the independent auditors in separate executive sessions.

Miscellaneous

The Committee shall review and reassess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval.

The Committee shall annually review its own performance.

The Committee shall prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement. The Committee shall also perform such other duties as may be assigned to it from time to time by the Board.

Nothing in this Charter shall be deemed to amend the provisions of the By-Laws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the By-Laws.

APPENDIX C

2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN

OF CONOCOPHILLIPS

(As Established Effective May 5, 2004)

RECITALS

ConocoPhillips and, as applicable, its predecessors, established and maintain the Omnibus Securities Plan of Phillips Petroleum Company, as amended and restated effective August 30, 2002, the 1998 Stock and Performance Incentive Plan of ConocoPhillips, as amended and restated effective August 30, 2002, the 1998 Key Employee Stock Performance Plan of ConocoPhillips, as amended and restated effective August 30, 2002, and the 2002 Omnibus Securities Plan of Phillips Petroleum Company, effective as of January 1, 2002 (collectively, and together with any other stock incentive plans under which awards are outstanding or under which shares have been reserved but not yet used, the “Prior Plans”).

Effective May 5, 2004, upon shareholder approval, ConocoPhillips established the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Plan”). As of the effective date of the Plan, (i) any shares of Common Stock available for future awards under the Prior Plans and (ii) any shares of Common Stock represented by awards granted under the Prior Plans that are forfeited, expire or are canceled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company shall be available for Awards under the Plan and no new awards shall be granted under the Prior Plans.

1.	Plan. The 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Plan”) was adopted by ConocoPhillips, a Delaware corporation, to reward certain corporate officers and employees, certain consultants and nonemployee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company.

2.	Objectives. The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to employees, consultants and directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, consultants and directors.

3.	Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award, a Director Award or a Consultant Award.

“Award Agreement” means one or more Employee Award Agreements, Director Award Agreements or Consultant Award Agreements.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change of Control” is defined in Attachment A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.

“Common Stock” means ConocoPhillips common stock, par value $.01 per share.

“Company” means ConocoPhillips, a Delaware corporation.

“Consultant” a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination, or in tandem, to a Consultant pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Consultant Award Agreement” means one or more agreements between the Company and a Consultant setting forth the terms, conditions and limitations applicable to a Consultant Award.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award, or Performance Award, whether granted singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Nonemployee Director setting forth the terms, conditions, and limitations applicable to a Director Award.

“Dividend Equivalents” means, with respect to Restricted Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee), (B) if shares of Common Stock are not so listed but are quoted by The Nasdaq Stock Market, Inc., the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The Nasdaq Stock Market, Inc., or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The Nasdaq Stock Market, Inc. at the time of exercise, (C) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The Nasdaq Stock Market, Inc., or, if not reported by The Nasdaq Stock Market, Inc., by the National Quotation Bureau Incorporated or (D) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (ii) if applicable, the price per share as determined in accordance with the terms, conditions, and limitations set forth in an Award Agreement, or (iii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the Plan and as approved by the Committee.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Director, or Consultant to whom an Award has been granted under this Plan.

“Performance Award” means an award made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

4.	Eligibility.

a.	Employees. All Employees are eligible for the grant of Employee Awards under this Plan in the discretion of the Committee.

b.	Directors. Nonemployee Directors are eligible for the grant of Director Awards under this Plan.

c.	Consultants. All Consultants are eligible for the grant of Consultant Awards under this Plan.

5.	Common Stock Available for Awards. Subject to the provisions of Paragraph 17 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 35,000,000. No more than 20,000,000 shares of Common Stock shall be available for Incentive Stock Options. No more than 20,000,000 shares of Common Stock shall be available for Stock Awards.

The number of shares of Common Stock that are the subject of Awards under this Plan or the Prior Plans that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan or the Prior Plans is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6.	Administration.

a.	This Plan shall be administered by the Committee, except as otherwise provided herein.

b.	Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award or Consultant Award, accelerate the vesting or exercisability of an Employee Award or Consultant Award, eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Consultant Awards) or an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award or Consultant Award was granted or (ii) consented to by such Participant. Notwithstanding anything herein to the contrary, without the prior approval of the Company’s shareholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option, except as expressly provided by the adjustment provisions of Paragraph 17. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

c.	No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

d.	The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.

7.

Delegation of Authority.    Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Board or the Committee may authorize a committee of one or more members of the Board to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish. The Committee may delegate to the Chief Executive Officer and to other employees of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

8.	Employee Awards and Consultant Awards.

a.	The Committee (or other committee to whom such authority is delegated under Paragraph 7) shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last sentence of Paragraph 15), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced in clause (v) below, and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee.

i.	Options. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of share subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

ii.	Stock Appreciation Rights. An Employee Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Committee.

iii.

Stock Awards.    An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below. Any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the Grant Date, provided that (i) the Committee may provide for earlier vesting upon a termination of employment by reason of death, disability, layoff, retirement, or change in control, and (ii) such three-year minimum Restriction Period shall not apply to a Stock Award that is granted in lieu of salary or bonus.

iv.	Cash Awards. An Employee Award may be in the form of a Cash Award. The terms, conditions, and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

v.	Performance Awards. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below. Any Stock Award granted as an Employee Award which is a Performance Award shall have a minimum Restriction Period of one year from the Grant Date, provided that the Committee may provide for earlier vesting upon a termination of employment by reason of death, disability, layoff, retirement, or change in control. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

A.	Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, or that are Options or SARs, shall be based on achievement of such goals and be subject to such terms, conditions, and restrictions as the Committee or its delegate shall determine.

B.	Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested, or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: Increased revenue; Net income measures (including but not limited to income after capital costs and income before or after taxes); Stock price measures (including but not limited to growth measures and total shareholder return); Market share; Earnings per share (actual or targeted growth); Earnings before interest, taxes, depreciation, and amortization (“EBITDA”); Economic value added (“EVA®”); Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities); Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency); Expense measures (including but not limited to finding and development costs, overhead cost and general and administrative expense); Margins; Shareholder value; Total shareholder return; Reserve addition; Proceeds from dispositions; Production volumes; Refinery runs; Reserve replacement ratio; Refinery utilizations; Total market value; and Corporate values measures (including ethics compliance, environmental, and safety).

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals for Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

b.	Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

i.	no Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 2,500,000 shares of Common Stock;

ii.	no Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

iii.	no Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the Grant Date in excess of $10,000,000.

c.	Subject to Paragraph 8(d), the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions, and limitations applicable to such Awards.

d.	Stock Awards, other than those awards which are subject to specific grant limitations under the Plan, shall be in lieu of, and have a Fair Market Value on the Grant Date equal to, other compensation that the Company would otherwise have awarded to the Participant.

9.	Director Awards.

a.	The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this Paragraph 9. Director Awards may consist of those listed in this Paragraph 9 and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

i.	Options. A Director Award may be in the form of an Option; provided that Options granted as Director Awards are not Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Participants pursuant to this Paragraph 9, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

ii.	Stock Appreciation Rights. An Director Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Directors pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Board.

iii.	Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions, and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

iv.	Performance Awards. Without limiting the type or number of Director Awards that may be made under the other provisions of this Plan, a Director Award may be in the form of a Performance Award. A Nonemployee Director may not sell, transfer, assign, pledge, or otherwise encumber or dispose of any portion of the Performance Award until he or she terminates service as a Nonemployee Director, and any attempt to sell, transfer, assign, pledge, or encumber any portion of the Performance Award prior to such time shall have no effect. Any additional terms, conditions, and limitations applicable to any Performance Awards granted to a Nonemployee Director pursuant to this Plan shall be determined by the Board. The Board shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Nonemployee Director.

b.	Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

i.	no Participant may be granted, during any fiscal year, Director Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 250,000 shares of Common Stock and

ii.	no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of Common Stock.

c.	At the discretion of the Board, Director Awards may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards.

d.	Each Nonemployee Director shall have the option to elect to receive shares of Common Stock, including Restricted Stock or Restricted Stock Units, as prescribed by the Board, in lieu of all or part of the compensation otherwise payable by the Company to such Nonemployee Director.

10.

Change of Control.    Notwithstanding any other provisions of the Plan, including Paragraphs 8 and 9 hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of

Control during a Participant’s employment (or service as a Nonemployee Director or Consultant) with the Company or one of its Subsidiaries, (i) each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement) and (ii) if the Award is an Option or SAR, shall remain exercisable until the expiration of the term of the Award or, if the Participant should die before the expiration of the term of the Award, until the earlier of (a) the expiration of the term of the Award or (b) two (2) years following the date of the Participant’s death.

11.	Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

12.	Payment of Awards.

a.	General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

b.	Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures or a plan established by the Committee or the Board and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

c.	Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

d.	Substitution of Awards. Subject to Paragraphs 15 and 17, at the discretion of the Committee, a Participant who is an Employee or Consultant may be offered an election to substitute an Employee Award or Consultant Award for another Employee Award or Consultant Award or Employee Awards or Consultant Awards of the same or different type.

e.	Cash-out of Awards. At the discretion of the Committee, an Award that is an Option or SAR may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised.

13.	Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards; provided that any Common Stock that is or was the subject of an Employee Award or Consultant Award may be so tendered only if it has been held by the Participant for six months unless otherwise determined by the Committee. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 13.

An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

14.	Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law, on either a short term or demand basis, from the Company to a Participant who is an Employee or Consultant to permit the payment of taxes required by law.

15.	Amendment, Modification, Suspension, or Termination of the Plan. The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed. Notwithstanding anything herein to the contrary, without the prior approval of the Company’s shareholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option except as expressly provided by the adjustment provisions of Paragraph 17.

16.	Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 16 shall be null and void.

17.	Adjustments.

a.	The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

b.	In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (x) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5 and (y)(i) the number of shares of Common Stock covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

18.	Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

19.	Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

20.	Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

21.	Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22.	Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

23.	Effectiveness and Term. The Plan will be submitted to the shareholders of the Company for approval at the 2004 annual meeting of the shareholders and, if approved, shall be effective as of the date of such approval. No Award shall be made under the Plan ten years or more after such approval. Notwithstanding anything herein to the contrary, any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.

Attachment “A”

“Change in Control”

The following definitions apply to the Change of Control provision in Paragraph 10 of the foregoing Plan.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on May 5, 2004.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

b.	such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on May 5, 2004) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

c.	such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

d.	such Person or any of such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a shareholder list, to call a shareholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner.”

“Board” shall have the meaning set forth in the foregoing Plan.

“Change of Control” shall mean any of the following occurring on or after May 5, 2004:

a.	any Person (other than an Exempt Person) shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 20% or more of the shares of Common Stock or 20% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied;

b.	individuals who, as of May 5, 2004, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 5, 2004 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened Election Contest that is subject to the provisions of Rule 14a-11 of the General Rules and Regulations under the Exchange Act;

c.	the Company shall consummate a reorganization, merger, or consolidation, in each case, unless, following such reorganization, merger, or consolidation, (i) 50% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation are beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, or consolidation were members of the Incumbent Board at the time of the initial agreement or initial action by the Board providing for such reorganization, merger, or consolidation; or

d.	(i) the shareholders of the Company shall approve a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B), and (C) of this subsection (d) are satisfied, or (ii) the Company shall consummate the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) 50% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

“Common Stock” shall have the meaning set forth in the foregoing Plan.

“Company” shall have the meaning set forth in the foregoing Plan.

“Election Contest” shall mean a solicitation of proxies of the kind described in Rule 14a-12(c) under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean any of the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock), except upon the occurrence of a contingency, whether such rights exist as of May 5, 2004 or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

“Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel Westside

13210 Katy Freeway

Houston, Texas 77079

(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1, 2 and 3; and AGAINST Proposals 4 through 6.	Mark Here for Address Change or Comments ☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐
						Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

I PLAN TO ATTEND THE ANNUAL MEETING    ☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                   Signature:                                                   Dated:                                 , 2004

Your signature on this proxy card should be exactly the same as the name imprinted hereon. Unless you vote by telephone or on the Internet, please mark, date, sign and return this proxy card for receipt by May 5, 2004.

é Detach here from proxy voting card. é

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR PROXY CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:        To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6:  You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.
THANK YOU FOR VOTING	Annual Meeting May 5, 2004 Admission Ticket

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting May 5, 2004

The undersigned hereby appoints ARCHIE W. DUNHAM, J.J. MULVA AND E. JULIA LAMBETH as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company’s Annual Stockholders’ Meeting to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This Proxy is Continued on the Reverse Side

Please Sign on the Reverse Side and Return Promptly

Address Change/Comments (Mark the corresponding box on the reverse side)

é Detach here from proxy voting card. é

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EDT the day prior to Annual Meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/cop		1-800-435-6710

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by the Internet or telephone,

you do NOT need to mail back your proxy card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to consider consenting to view or receive your Annual Report and Proxy Statement electronically via the Internet. Please see the enrollment instructions on the reverse side of the proxy card. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your proxy card in the mail, regardless of your election.

April 1, 2004

To: ConocoPhillips Domestic Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust (“CBT”) was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 25.3 million shares of ConocoPhillips common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company (“Trustee”).

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from certain domestic and foreign employees of ConocoPhillips and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee’s vote of approximately 95 percent of the 25.3 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 25.3 million shares in the CBT, combined with the shares held in the plans sponsored by ConocoPhillips and its subsidiaries, give employees a strong voice in the direction of our Company.

ConocoPhillips

Enclosure

I direct that my allocated portion of domestic shares held in the CBT, which includes shares representing the interests of employees who fail to give voting directions, be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 4, 2004.	CBT

é FOLD AND DETACH HERE é

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 4, 2004. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:        To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6:  You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by the Internet or telephone. If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 4, 2004, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 4, 2004, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

        This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of ConocoPhillips common stock described on the back of the card.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked,

signed and returned your Voting Direction card.

Internet		Telephone		Mail
http://www.eproxy.com/cop		1-800-435-6710

Use the Internet to vote your Voting Direction card through 4 PM EDT on May 4, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 through 4 PM EDT on May 4, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 4, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect ConocoPhillips.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

IMPORTANT VOTING INSTRUCTIONS

        This package contains your confidential Voting Direction cards to instruct the Trustee how to vote shares of ConocoPhillips common stock described on the enclosed cards. The voting will take place at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting cards that apply to you are enclosed.

YOUR VOTE IS IMPORTANT!

Participants who direct the Trustee how to vote shares held by the plan identified on the voting card have an important voice in matters which affect ConocoPhillips.

You can vote in one of three ways:

ELECTION 1	YOU MAY USE THE INTERNET AT HTTP://WWW.EPROXY.COM/COP TO VOTE THROUGH 11:59 PM EDT ON MAY 2, 2004. HAVE YOUR VOTING DIRECTION CARD IN HAND WHEN YOU ACCESS THE WEBSITE.
OR
ELECTION 2	IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2004. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD(S) BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND. TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
• On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
• Enter your eleven-digit Control Number which is indicated in the box on the Voting Direction card.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1: To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6: You may make your selection at any time.

To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.
OR
ELECTION 3	MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY MAY 2, 2004. IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA, YOU MUST RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.

CPSP

é FOLD AND DETACH HERE é

B

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2004. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:        To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6:   You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2004, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2004, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

        This package contains your confidential Voting Direction card to instruct the Trustee of the CPSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSP.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the RSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.

RSP

é FOLD AND DETACH HERE é

B

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2004. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:        To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6:  You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

RSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of ConocoPhillips Company (“RSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2004, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2004, any shares in the RSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

        This package contains your confidential Voting Direction card to instruct the Trustee of the RSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the RSP.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.

PLEASE VOTE	CPSP

ê FOLD AND DETACH HERE ê

I direct that my pro rata portion of (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.

PLEASE VOTE	CPSPF

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2004, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2004, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

CPSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP that I become a fiduciary of the CPSP for voting such shares; that I must act in the best interests of all participants of the CPSP when giving directions for voting shares not representing my part of the CPSP; that I have read and understand my duties as a fiduciary as they are described on pages 33 and 34 of the CPSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Canadian Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by April 29, 2004.

CP

é FOLD AND DETACH HERE é

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE APRIL 29, 2004. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:        To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6:  You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CONOCOPHILLIPS CANADA EMPLOYEE STOCK OWNERSHIP PLAN

VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2004

        The undersigned hereby directs that the Investors Group Trust Company, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2004.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Investors Group Trust Company, does not receive this Voting Direction card by April 29, 2004, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before April 29, 2004, any shares representing your part of the Canadian Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

        This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Canadian Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was delivered to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Investors Group Trust Company) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 29, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before April 29, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 29, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the SSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.	SSP

é FOLD AND DETACH HERE é

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2004. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710—24 hours a day—7 days a week.
•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:        To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-6:  You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

SSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“SSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2004.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2004, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2004, any shares representing your part of the SSP will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

        This package contains your confidential Voting Direction card to instruct the Trustee of the SSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the SSP.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EST on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the SSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.

PLEASE VOTE	SSP

ê FOLD AND DETACH HERE ê

I direct that my pro rata portion of all shares of stock representing the interest of SSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

Signature:                                                                                   Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2004.

PLEASE VOTE	SSPF

SSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“SSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 2, 2004, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2004, any shares in the SSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

SSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“SSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the SSP that I become a fiduciary of the SSP for voting such shares; that I must act in the best interests of all participants of the SSP when giving directions for voting shares not representing my part of the SSP; that I have read and understand my duties as a fiduciary as they are described on page 25 of the SSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Telephone 1-800-435-6710		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2004. Have your Voting Direction card in hand when you access the website.	OR	Call toll-free 1-800-435-6710 on or before May 2, 2004, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2004.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by April 30, 2004.

OSSPN

é FOLD AND DETACH HERE é

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (NORWAY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2004

        The undersigned hereby directs that Hill Samuel Offshore Trust Company Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Norway) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2004.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Hill Samuel Offshore Trust Company Limited, does not receive this Voting Direction card by April 30, 2004, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before April 30, 2004, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

        This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Hill Samuel Offshore Trust Company Limited) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 30, 2004. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 30, 2004.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by April 30, 2004.	OSSPG

é FOLD AND DETACH HERE é

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (EMDEN-GERMANY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2004

        The undersigned hereby directs that Hill Samuel Offshore Trust Company Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Emden-Germany) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2004.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Hill Samuel Offshore Trust Company Limited, does not receive this Voting Direction card by April 30, 2004, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before April 30, 2004, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

        This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Hill Samuel Offshore Trust Company Limited) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 30, 2004. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 30, 2004.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by April 30, 2004.

ESOP

é FOLD AND DETACH HERE é

CONOCO EMPLOYEE SHARE OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 30, 2004. OR Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 30, 2004.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHELD FOR ALL ☐	WITHHOLD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by April 30, 2004.

PPESAS

é FOLD AND DETACH HERE é

EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM COMPANY

UNITED KINGDOM LIMITED

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2004

        The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2004.

        If Mellon Investor Services LLC, the Tabulator for the Trustee, Mourant ECS Trustees Limited, does not receive this Voting Direction card by April 30, 2004, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before April 30, 2004, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

        This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 30, 2004. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 30, 2004.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:                                                                                                                        Dated:                                                          , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet,

please mark, date, sign and return this Voting Direction card for receipt by April 30, 2004.

SOP

é FOLD AND DETACH HERE é

CONOCO STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 5, 2004

        The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Conoco Stock Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 5, 2004.

        This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 30, 2004. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 30, 2004.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1, 2 and 3						The Board of Directors recommends votes AGAINST Proposals 4 through 6

Proposal 1—ELECTION OF CLASS II DIRECTORS	FOR ☐	WITHHOLD FOR ALL ☐	WITHHELD FOR (Write nominee name(s) in the space provided below):			Proposal 4—OFFICER & DIRECTOR COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 David L. Boren 02 James E. Copeland, Jr. 03 Kenneth M. Duberstein	04 Ruth R. Harkin 05 William R. Rhodes 06 J. Stapleton Roy					Proposal 5—COMMONSENSE EXECUTIVE COMPENSATION	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS			FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal 6—ANWR DRILLING	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3—AUTHORIZE THE 2004 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN			FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:                                                                                   Dated:                                         , 2004

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by April 30, 2004.

CPSIP

é FOLD AND DETACH HERE é

CONOCOPHILLIPS SHARE INCENTIVE PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 5, 2004

        The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the ConocoPhillips Share Incentive Plan (the “Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2004, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

        Also enclosed is the Company’s Notice and Proxy Statement for the 2004 Annual Meeting. The Company’s 2003 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

é FOLD AND DETACH HERE é

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.eproxy.com/cop		Mail

Use the Internet to vote your Voting Direction card through 11:59 PM EDT on April 30, 2004. Have your Voting Direction card in hand when you access the website.	OR	Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by April 30, 2004.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE